                                                        SMITH BARNEY FUNDS, INC.
                                                                       LARGE CAP
                                                                      VALUE FUND

                                                                  APRIL 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE



P R O S P E C T U S

LOGO  SMITH BARNEY MUTUAL FUNDS
      INVESTING FOR YOUR FUTURE.
      EVERY DAY.

PROSPECTUS                                                      April 28, 1998


Smith Barney Funds, Inc.
Large Cap Value Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Large Cap Value Fund (the "Portfolio") is one of three investment portfolios that currently comprise Smith Barney Funds, Inc. (the "Fund"). The Portfolio seeks current income and long-term growth of income and capital. It invests primarily, but not exclusively, in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The investment manager seeks common stocks that are considered by the investment manager (i) to be undervalued by the marketplace, (ii) to offer potential opportunities not yet recognized by the marketplace, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated April 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Infor-mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DIS-APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   12
-------------------------------------------------
VALUATION OF SHARES                            14
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             14
-------------------------------------------------
PURCHASE OF SHARES                             15
-------------------------------------------------
EXCHANGE PRIVILEGE                             25
-------------------------------------------------
REDEMPTION OF SHARES                           28
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           30
-------------------------------------------------
PERFORMANCE                                    31
-------------------------------------------------
MANAGEMENT OF THE FUND                         31
-------------------------------------------------
DISTRIBUTOR                                    33
-------------------------------------------------
ADDITIONAL INFORMATION                         34
-------------------------------------------------
APPENDIX                                      A-1
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Portfolio is an open-end, management investment com-pany whose investment objective is to seek current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a fifth Class, Class Z shares, which is offered pursuant to a sepa-rate prospectus, is offered exclusively to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") and its affiliates. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of up to 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemp-tions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a proportionate amount of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class C shares, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and cir-cumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regu-lar investment may wish to consider Class A shares; as the investment accumu-lates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfo-lio's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by add-ing the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share pur-chases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without sales charge as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retire-ment Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent invest-ment requirement for all Classes is $25. The minimum investment requirements for purchase of

Portfolio shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quar-terly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE PORTFOLIO Mutual Management Corp., formerly Smith Barney Mutual Funds Management Inc. (the "Manager"), serves as the Portfolio's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Portfolio for the prior day gener-ally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid quar-terly on shares of the Portfolio. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at net asset value. Shares acquired by div-idend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares. See "Dividends, Distri-butions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluc-tuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Portfolio invests. The Portfo-lio may invest in foreign securities. Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Portfolio. In addition, foreign investments may include additional risks associated with currency exchange rates, less com-plete financial information about individual companies, less market liquidity and political instability. See "Investment Objective and Management Policies" and "Appendix."

THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:

 LARGE CAP VALUE FUND                           CLASS A CLASS B CLASS C CLASS Y
-------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
   Maximum sales charge imposed on purchases
     (as a percentage of offering price)         5.00%   None    None    None
   Maximum CDSC (as a percentage of original
     cost or redemption proceeds, whichever is   None*   5.00%   1.00%   None
     lower)
-------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
   (as a percentage of average net assets)
   Management fees                               0.58%   0.58%   0.58%   0.58%
   12b-1 fees**                                  0.25    1.00    1.00     --
   Other expenses                                0.09    0.13    0.11    0.02
-------------------------------------------------------------------------------
 TOTAL PORTFOLIO OPERATING EXPENSES              0.92%   1.71%   1.69%   0.60%
-------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  Class A shares of the Portfolio purchased through the Smith Barney Asset One Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more informa-tion, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of the Portfolio's shares and investors may actually pay lower or no charges, depending on the amount pur-chased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of up to 0.25% of the value of average daily net asset value of Class A shares. Smith Barney also receives with respect to Class B and Class C shares an annual 12b-1 fee of 1.00% of the value of average daily net asset value of the respective Classes, consisting of a 0.75% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirect-ly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  LARGE CAP
  VALUE
  FUND        1 YEAR 3 YEARS 5 YEARS 10 YEARS*
----------------------------------------------
  An investor
  would pay the
  following
  expenses on a
  $1,000
  investment,
  assuming (1)
  5.00% annual
  return and (2)
  redemption
  at the end of
  each time
  period:
    Class A    $59     $78    $ 98     $157
    Class B     67      84     103      181
    Class C     27      53      92      200
    Class Y      6      19      33       75
  An investor
  would pay the
  following
  expenses on the
  same investment,
  assuming the
  same annual
  return and no
  redemption:
    Class A    $59     $78    $ 98     $157
    Class B     17      54      93      181
    Class C     17      53      92      200
    Class Y      6      19      33       75
----------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00% THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:


LARGE CAP VALUE FUND
CLASS A SHARES                        1997      1996      1995      1994(1)    1993      1992
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $14.79    $14.59    $12.18    $13.31     $12.48    $12.51
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                  0.29      0.36      0.39      0.43       0.46      0.50
 Net realized and unrealized gain
  (loss)                                3.80      1.99      3.59     (1.00)      1.56      0.38
------------------------------------------------------------------------------------------------
Total Income (Loss) from
 Operations                             4.09      2.35      3.98     (0.57)      2.02      0.88
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.29)    (0.36)    (0.39)    (0.42)     (0.46)    (0.51)
 Net realized gains (2)                (1.50)    (1.79)    (1.18)    (0.14)     (0.73)    (0.40)
------------------------------------------------------------------------------------------------
Total Distributions                    (1.79)    (2.15)    (1.57)    (0.56)     (1.19)    (0.91)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $17.09    $14.79    $14.59    $12.18     $13.31    $12.48
------------------------------------------------------------------------------------------------
TOTAL RETURN (P)                       27.86%    16.06%    33.05%    (4.31)%    16.38%     7.23%
------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)      $758,708  $645,935  $617,431  $544,572   $627,870  $573,085
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                               0.92%     0.95%     1.02%     0.96%      0.91%     0.92%
 Net investment income                  1.71      2.28      2.78      3.31       3.42      3.97
------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   40%       49%       51%       27%        46%       39%
------------------------------------------------------------------------------------------------
AVERAGE COMMISSION PER SHARE PAID
 ON EQUITY TRANSACTIONS(3)             $0.06     $0.06     $0.06       --         --        --

-----------------------------------------------------------------------------
CLASS A SHARES (CONTINUED)             1991      1990       1989      1988
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $10.54    $12.69     $11.00    $10.05
-----------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                   0.56      0.67       0.70      0.61
 Net realized and unrealized gain
  (loss)                                 2.19     (1.87)      2.00      1.14
-----------------------------------------------------------------------------
Total Income (Loss) from Operations      2.75     (1.20)      2.70      1.75
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (0.73)    (0.70)     (0.70)    (0.63)
 Net realized gains (2)                 (0.05)    (0.25)     (0.31)    (0.17)
-----------------------------------------------------------------------------
Total Distributions                     (0.78)    (0.95)     (1.01)    (0.80)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.51    $10.54     $12.69    $11.00
-----------------------------------------------------------------------------
TOTAL RETURN (P)                        26.57%    (9.46)%    25.11%    17.67%
-----------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $583,686  $513,586   $589,952  $517,948
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                0.84%     0.45%      0.44%     0.49%
 Net investment income                   4.80      5.69       5.65      5.58
-----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    45%       48%        38%       26%
-----------------------------------------------------------------------------

(1) On October 10, 1994, former Class C shares were exchanged into Class A shares and therefore Class C share activity for the period from January 1, 1994 through October 9, 1994 is included with Class A Share activity.
(2)Net short term gains, if any, are included and reported as ordinary income for income tax purposes.
(3)As of September 1995, the SEC instituted new guidelines requiring the disclosure of the average commissions per share.
 (P) Total returns do not reflect any sales charges.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

LARGE CAP VALUE FUND
CLASS B SHARES            1997     1996     1995    1994(1)
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR        $14.74   $14.54   $12.15   $12.54
------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income      0.16     0.25     0.24     0.03
 Net realized and
  unrealized gains
  (loss)                    3.78     1.98     3.62    (0.19)
------------------------------------------------------------------------------------------
Total Income (Loss)
 from Operations            3.94     2.23     3.86    (0.16)
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 FROM:
 Net investment income     (0.15)   (0.24)   (0.29)   (0.09)
 Net realized gains (2)    (1.50)   (1.79)   (1.18)   (0.14)
------------------------------------------------------------------------------------------
Total Distributions        (1.65)   (2.03)   (1.47)   (0.23)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $17.03   $14.74   $14.54   $12.15
------------------------------------------------------------------------------------------
TOTAL RETURN (P)           26.83%   15.22%   32.07%   (1.28)%++
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000S)                  $28,525  $14,883   $6,065     $354
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses                   1.71%    1.71%    1.73%    1.59%+*
 Net investment income      0.92     1.55     1.83     2.11+
------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       40%      49%      51%      27%
------------------------------------------------------------------------------------------
AVERAGE COMMISSION PER
 SHARE PAID ON EQUITY
 TRANSACTIONS(3)           $0.06    $0.06    $0.06      --
------------------------------------------------------------------------------------------
CLASS C SHARES            1997     1996     1995    1994(4)       1993    1992(5)
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR        $14.76   $14.57   $12.18   $13.30       $12.48    $12.87
------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income      0.16     0.24     0.27     0.31         0.38      0.17
 Net realized and
  unrealized
  gain (loss)               3.79     1.98     3.59    (0.95)        1.53     (0.10)
------------------------------------------------------------------------------------------
Total Income (Loss)
 from Operations            3.95     2.22     3.86    (0.64)        1.91      0.07
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 FROM:
 Net investment income     (0.16)   (0.24)   (0.29)   (0.34)       (0.36)    (0.06)
 Net realized gains (2)    (1.50)   (1.79)   (1.18)   (0.14)       (0.73)    (0.40)
------------------------------------------------------------------------------------------
Total Distributions        (1.66)   (2.03)   (1.47)   (0.48)       (1.09)    (0.46)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $17.05   $14.76   $14.57   $12.18       $13.30    $12.48
------------------------------------------------------------------------------------------
TOTAL RETURN (P)           26.85%   15.15%   32.01%   (4.91)%      15.46%    (0.57)%++
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000S)                  $42,115  $33,365  $29,758  $27,507      $15,408    $1,504
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses                   1.69%    1.73%    1.79%    1.75%        1.65%     1.58%+
 Net investment income      0.93     1.50     2.00     2.49         2.59      1.80+
------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       40%      49%      51%      27%          46%       39%
------------------------------------------------------------------------------------------
AVERAGE COMMISSION PER
 SHARE PAID ON EQUITY
 TRANSACTIONS(3)           $0.06    $0.06    $0.06      --           --        --
------------------------------------------------------------------------------------------

(1)For the period from November 7, 1994 (inception date) to December 31, 1994.
(2) Net short term gains, if any, are included and reported as ordinary income for income tax purposes.
(3)As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4)On November 7, 1994 former Class B shares were renamed Class C shares.
(5) For the period from December 2, 1992 (inception date) to December 31, 1992. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.
 (P) Total returns do not reflect any sales charges.

 * Amount has been restated from the December 31, 1994 annual report.

FOR A SHARE EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

LARGE CAP VALUE FUND
CLASS Y SHARES                                  1997    1996(1)(2)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $14.80    $15.06
-------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                            0.38      0.36
 Net realized and unrealized gain                 3.76      1.58
-------------------------------------------------------------------
Total Income from Operations                      4.14      1.94
-------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                           (0.35)    (0.41)
 Net realized gains(3)                           (1.50)    (1.79)
-------------------------------------------------------------------
Total Distributions                              (1.85)    (2.20)
-------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $17.09    $14.80
-------------------------------------------------------------------
TOTAL RETURN                                     28.21%    12.86%++
-------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                $111,690   $30,169
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                         0.60%     0.66%+
 Net investment income                            2.06      3.02+
-------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             40%       49%
-------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS                                   $0.06     $0.06
-------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2) For the period from February 6, 1996 (inception date) to December 31,
    1996.
(3) Net short term gains, if any, are included and reported as ordinary income for income tax purposes.

++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Portfolio seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks.

  The Portfolio invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obliga-tions (such as U.S. Government Obligations, investment grade bonds and deben-tures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. Government securities with broker/dealers or other financial institutions, including the Fund's custodi-
an). Under normal market conditions, at least 65% of the Portfolio's assets will be invested in common stocks of companies that have a market capitaliza-tion of at least $5 billion at the time of investment. The Manager seeks common stocks that are considered by the Manager (i) to be undervalued by the market-place, (ii) to offer potential opportunities not yet recognized by the market-place, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. The Portfolio may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by the Manager. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Portfolio may make investments in foreign securities, though management currently intends to limit such invest-ments to 5% of the Portfolio's assets (including European, Continental and Global Depositary Receipts), and an additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in for-eign securities that are traded in United States securities markets.

  The Portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may bor-row money as a temporary measure for extraordinary or emergency purposes.

  The Portfolio's investment objective and policies are non-fundamental and, as such, may be changed by the Board of Directors, provided such change is not prohibited by fundamental investment restrictions (which are set forth in the Statement of Additional Information) or applicable law, and any such change will first be disclosed in the then current prospectus.

  See the Appendix to this Prospectus for a description of certain permissible investments. Further detail is set forth in the Statement of Additional Infor-mation.

  The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their sys-tems to prepare for the year 2000 and expect that their systems will be compli-ant before that date. In addition, the Manager has been advised by PNC Bank, National Association, the Fund's custodian, as well as the Fund's transfer agent and accounting service agent that they are also in the process of modify-ing their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

  PORTFOLIO TRANSACTIONS AND TURNOVER

  All orders for transactions in securities and options on behalf of the Port-folio are placed by the Manager with broker/dealers that the Manager selects, including Smith Barney and other affiliated brokers. Brokerage will be allo-cated to Smith Barney, to the extent and in the manner permitted by applicable law, provided that, in the judgment of the Board of Directors of the Fund, the commission, fee or other remuneration received or to be received by Smith Bar-ney (or any broker/dealer affiliate of Smith Barney that is also a member of a securities exchange) is reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securi-ties exchange during the same or comparable period of time. In all trades directed to Smith Barney, the Fund has been assured that its orders will be accorded priority over those received from Smith Barney for its own account or for any of its directors, officers or employees. The Fund will not deal with Smith Barney in any transaction in which Smith Barney acts as principal.

  Although it is anticipated that most investments of the Portfolio will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Manager believes that portfolio changes are appropriate. It is expected that the Port-folio's annual turnover rate will not exceed 100%. As the portfolio turnover rate increases, so will the Portfolio's brokerage and other transaction related expenses. Investors should realize that risk of loss is inherent in the owner-ship of any securities and that shares of the Portfolio will fluctuate with the market values of its securities.

VALUATION OF SHARES

  The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

  Securities that are listed or traded on a domestic securities exchange are valued at the last sale price on the principal exchange on which they are listed and securities trading on the NASDAQ System are valued at the last sale price reported as of the close of the NYSE. If no last sale is reported, the foregoing securities and over-the-counter securities other than those traded on the NASDAQ System are valued at the mean between the last reported bid and asked prices. Debt obligations are valued at the mean between the bid and asked quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quo-tations for securities of similar type, yield and maturity. Short-term invest-ments that have a maturity of 60 days or less are valued at amortized cost when the Board of Directors has determined that amortized cost approximates fair value, unless market conditions dictate otherwise. Other investments of the Portfolio, if any, including restricted securities, are valued at a fair value determined by the Board of Directors in good faith.

DIVIDENDS, DISTRIBUTIONS AND TAXES


  DIVIDENDS AND DISTRIBUTIONS

  The Fund declares quarterly income dividends on shares of the Portfolio and makes annual distributions of capital gains, if any, on such shares.

  If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

  Income dividends and capital gain distributions that are reinvested are cred-ited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

  The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

  TAXES

  The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income.

  Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automat-ically invested in additional shares of the Portfolio, are taxable to share-holders of the Portfolio as ordinary income. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes. Dis-tributions out of the Portfolio's net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of how long the shareholder owned his or her shares. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

  A shareholder's gain or loss on the disposition of Portfolio shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for share-holders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

  Prior to investing in shares of the Portfolio, investors should consult with their tax advisors concerning the Federal, state and local tax consequences of such an investment.

PURCHASE OF SHARES


  GENERAL

  The Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). The Portfolio also offers a fifth class of shares: Class Z shares, which are offered without a sales charge, CDSC, service fee or distribution fee, exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affiliates. Investors meeting these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Prospectus. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Purchases of Portfolio shares must be made through a brokerage account main-tained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their custom-ers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors in Class A, Class B and Class C shares may open an account by mak-ing an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Sub-sequent investments of at least $50 may be made for all Classes. For partici-pants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Portfolio is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes is $25. For shareholders purchas-ing shares of the Portfolio through the Systematic Investment Plan on a quar-terly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employ-ees of Travelers and its subsidiaries, including Smith

Barney, Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares pur-chased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account at the bank account or other financial institution indicated by the shareholder, in order to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also autho-rizes Smith Barney to apply cash held in the shareholder's Smith Barney broker-age account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

                                  SALES CHARGE
                         ------------------------------
                                                             DEALERS'
                              % OF           % OF       REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
  Less than $25,000           5.00%          5.26%             4.50%
  $ 25,000 -  49,999          4.00           4.17              3.60
   50,000 -  99,999           3.50           3.63              3.15
   100,000 - 249,999          3.00           3.09              2.70
   250,000 - 499,999          2.00           2.04              1.80
   500,000   and over          *               *                 *
---------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds or other funds affiliated with Travelers (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-shar-ing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisi-tion of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith

Barney), on the condition the purchase of Class A shares is made with the pro-ceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by registered investment advisory subsidiar-ies of Travelers; (f) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs; (g) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (h) purchases by separate accounts used to fund certain unregis-tered variable annuity contracts; and (i) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient informa-tion at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modifica-tion or discontinuance at any time with respect to all shares purchased there-after.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership- sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or invest-ments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individ-ual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of dis-tributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfo-lio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

  LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of each Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please con-tact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfo-lio and agree to purchase a total of $15,000,000 of Class Y shares of the Port-folio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of up to 0.25%) and expenses applica-ble to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

  DEFERRED SALES CHARGE ALTERNATIVES

  CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distribu-tions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
    -----------------------------
      First                 5.00%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth                 0.00
      Seventh               0.00
      Eighth                0.00
    -----------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements --
 Class B Shares Conversion Feature."

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

  WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any invest-ment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

  SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice (TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these Programs.

  The Portfolio offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Pro-grams. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any ini-tial sales charge or contingent deferred sales charge ("CDSC"). Once a Partici-pating Plan has made an initial investment in the Portfolio, all of its subse-quent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Portfolio are offered without any ini-tial sales charge or CDSC to any Participating Plan that purchases from $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class C Shares. Class C shares of the Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares. (For Participating Plans that were origi-nally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Program, whether opened before or after June 21, 1996 that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio but instead may acquire Class A shares of the Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares. Such Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of a Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alterna-tives."

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemp-tion by a Participating Plan depends on the number of years since the Partici-pating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase pay-ment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of any employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to min-imum investment requirements and all shares are subject to the other require-ments of the fund into which exchanges are made.

 FUND NAME

 Growth Funds
    Concert Peachtree Growth Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.

    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

 Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund

    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

 Taxable Fixed-Income Funds
   **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund
  +++Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund
    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

 Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
    *Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio
    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Muncipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Municipal High Income Fund

 Global -- International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
    Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

 Money Market Funds
    +Smith Barney Exchange Reserve Fund
   ++Smith Barney Money Funds, Inc. -- Cash Portfolio
   ++Smith Barney Money Funds, Inc. -- Government Portfolio
  ***Smith Barney Money Funds, Inc. -- Retirement Portfolio
  +++Smith Barney Municipal Money Market Fund, Inc.
  +++Smith Barney Muni Funds -- California Money Market Portfolio
  +++Smith Barney Muni Funds -- New York Money Market Portfolio.
--------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
 ** Available for exchange with Class A and Class B shares of the Portfolio. In addition, shareholders who own Class C shares of the Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
*** Available for exchange with Class A shares of the Portfolio.
  + Available for exchange with Class B and Class C shares of the Portfolio.
 ++ Available for exchange with Class A and Class Y shares of the Portfolio. In addition, Participating Plans prior to June 21, 1996 and investing in Class C shares may exchange Portfolio shares for Class C shares of this fund.

+++ Available for exchange with Class A and Class Y shares of the Portfolio.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be sub-ject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

  Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Port-folio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposi-tion of any charge.

  Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to the Portfolio's performance and its share-holders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other share-holders. In this event, the Fund may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion, the Fund will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to share- holders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper ten-der, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the sharehold-er's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares pur-chased by check, other than a certified or official bank check, will be remit-ted upon clearance of the check, which may take up to 10 days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Funds, Inc./(Large Cap Value Fund)
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a written redemption request in excess of $10,000 or share certificate stock power must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corpo-rations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

  TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a sig-nature guarantee, that will be provided by First Data upon request. (Alterna-tively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her ini-tial investment in the Portfolio.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this pro-gram.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time follow-ing at least seven (7) days prior notice to shareholders.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Portfolio if the aggregate net asset value of the shares held in the Portfolio account is less than $500. (If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

  From time to time the Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeem-able value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio calculates current dividend return for each of its Clas-ses by dividing the current dividend by the net asset value or the maximum pub-lic offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of the investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analyti-cal Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND


  BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Board of Directors approves all signif-icant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Manager. The Statement of Additional Infor-mation contains background information regarding each Director and executive officer of the Fund.

  MANAGER

  Mutual Management Corp., formerly Smith Barney Mutual Funds Management Inc. (the "Manager") manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager offers the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities, recommendations with respect to other aspects and affairs of the Portfolio, and furnishes the Port-folio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. By written agreement the Research and other departments and staff of Smith Barney will furnish the Manager with information, advice and assistance and will be available for consultation on the Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by the Manager on the basis of direct and indirect costs to Smith Barney of performing such services; there is no charge to the Fund for such services.

  For the Portfolio's last fiscal year the effective rate of the management fee was 0.58% of the Portfolio's average net assets. The management agreement pro-vides that the Portfolio's management fee will be computed at the following annual rates: 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.55% of the next $500 million of average daily net assets and 0.50% of average daily net assets over $1 billion. Total operating expenses of the Portfolio were 0.92%, 1.71%, 1.69% and 0.60% of average net assets for Class A, Class B, Class C and Class Y shares, respectively.

  The Manager was incorporated on March 12, 1968 under the laws of Delaware. As of March 31, 1998 the Manager had aggregate assets under management of approxi-mately $100.5 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

 PORTFOLIO MANAGEMENT

  Bruce D. Sargent, a Managing Director of Smith Barney, is also a Vice Presi-dent and Director of Smith Barney Funds, Inc. and a co-portfolio manager of the Portfolio. Mr. Sargent is responsible for the day to day investment operations of the Portfolio and has been involved in equity investing for over 25 years.

  Ellen C. Sonsino is a Managing Director of Smith Barney and a co-portfolio manager of the Portfolio. Ms. Sonsino has approximately 20 years of Wall Street experience, and has been with Smith Barney since 1984.

  Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended December 31, 1997, is included in the Portfolio's Annual Report dated December 31, 1997. A copy of the Annual

Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a mate-rial adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a serv-ice fee of up to 0.25% for Class A, and 0.25% for Class B and Class C shares of the Portfolio, based on the average daily net asset values attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.75% of the average daily net asset values attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

  The fees are used by Smith Barney to pay its Financial Consultants for ser-vicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing pro-spectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connec-tion with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfo-lio shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriate-ness of the

Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION

  The Fund, an open-end, diversified management investment company, was incor-porated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Board of Directors has authorized the issuance of multiple series of shares, each representing shares in separate investment portfolios, of which there are currently three, including the Portfolio. The assets of each portfolio are segregated and sepa-rately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z (where available) shares of a portfolio represent interests in the assets of that portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to any provisions of the Rule 12b-1 distribution plan which pertain to that particular Class. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors, and the Fund will assist sharehold-ers in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103 serves as custodian of the Portfolio's investments.

  First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or First Data.

APPENDIX


  U.S. GOVERNMENT OBLIGATIONS

  In addition to Government National Mortgage Association ("GNMA") securities and direct obligations of the U.S. Treasury (such as Treasury Bills, Notes and Bonds), U.S. Government Obligations in which the Fund may invest include: (1) obligations of, or issued by, Banks for Cooperatives, Federal Land Banks, Fed-eral Intermediate Credit Banks, Federal Home Loan Banks, the Federal Home Loan Bank Board, or the Student Loan Marketing Association; (2) other securities fully guaranteed as to principal and interest by the United States of America;
(3) other obligations of, or issued by, or fully guaranteed as to principal and interest by the Federal National Mortgage Association or any agency of the United States; and (4) obligations currently or previously sold by the Federal Home Loan Mortgage Corporation.

  FOREIGN INVESTMENTS

  The Portfolio may purchase foreign securities that are traded in the United States or purchase American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Portfolio may purchase the securities of foreign issuers directly in foreign markets. For-eign securities may involve a high degree of risk. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in exchange rates between other currencies and the U.S. dollar as well as the other factors that affect securities prices. Foreign companies may not be subject to accounting standards or governmental supervi-sion comparable to U.S. companies, and there may be less publicly available information about their operations. There is generally less governmental regu-lation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolio. Foreign securi-ties can also be affected by political or financial instability abroad, and may be less liquid or more volatile than domestic investments.

  SECURITIES LENDING

  The Portfolio may seek to increase its net investment income by lending its securities to unaffiliated brokers, dealers and other financial institutions, provided such loans are callable at any time and are continuously secured by cash or U.S. Government securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Manage-ment will limit such lending to not more than twenty percent of the value of the Portfolio's total assets.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securi-ties are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Portfolio, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securi-ties have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors; the Custodian will likewise segregate securities sold on a delayed basis.

  REPURCHASE AGREEMENTS

  The Portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Portfolio at an agreed-upon future date, nor-mally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Portfo-lio holds the security and which is not related to the coupon rate on the pur-chased security. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is lim-ited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. The Portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by the Portfolio amount to more than 15% of the Portfolio's total assets.

  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

  The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Port-folio may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

                                                                   SMITH BARNEY
                                                                   ------------

                                                A Member of TravelersGroup LOGO









                                                                    SMITH BARNEY
                                                                     FUNDS, INC.
                                                                       LARGE CAP
                                                                      VALUE FUND

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                        FD 2320 4/98

P R O S P E C T U S

                                                        SMITH BARNEY FUNDS, INC.

                                                                 Large Cap

                                                                Value Fund

                                                            Class Z Shares Only

                                                             APRIL 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


LOGO Smith Barney Mutual Funds
     INVESTING FOR YOUR FUTURE.
     EVERY DAY.

PROSPECTUS                                                       April 28, 1998

Smith Barney Funds, Inc.
Large Cap Value Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Large Cap Value Fund is one of three investment portfolios that currently comprise Smith Barney Funds, Inc. (the "Fund"). The Large Cap Value Fund seeks current income and long-term growth of income and capital. It invests primari-ly, but not exclusively, in common stocks of companies that have a market capi-talization of at least $5 billion at the time of investment. The investment manager seeks common stocks that are considered by the investment manager (i) to be undervalued by the marketplace, (ii) to offer potential opportunities not yet recognized by the marketplace, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy.

  This Prospectus sets forth concisely certain information about the Fund and Large Cap Value Fund ("Portfolio"), including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future refer-ence.

  The Class Z shares described in this Prospectus are currently offered exclu-sively for sale to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") or any of its affiliates ("Qualified Plans").

  Additional information about the Portfolio is contained in a Statement of Additional Information dated April 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Infor-mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PORTFOLIO EXPENSES                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                             7
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              7
-------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES     8
-------------------------------------------------
PERFORMANCE                                     9
-------------------------------------------------
MANAGEMENT OF THE FUND                          9
-------------------------------------------------
ADDITIONAL INFORMATION                         11
-------------------------------------------------
APPENDIX                                      A-1
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PORTFOLIO EXPENSES

 The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Portfolio, based on operating expenses for Class Z shares for the fiscal year ended December 31, 1997.

  ANNUAL PORTFOLIO OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                           0.58%
    Other expenses                            0.02
---------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES    0.60%
---------------------------------------------------

  The nature of the services for which the Fund pays management fees is described under "Management of the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indi-rectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemp-tion of Shares" and "Management of the Fund."

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
 An investor would pay the following expenses
 on a $1,000 investment in Class Z shares of
 the Portfolio, assuming (1) a 5.00% annual
 return and (2) redemption at the end of each
 time period:                                     $6     $19     $33     $75

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


  The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.


FOR A SHARE OF CLASS Z CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:


                                         1997      1996     1995    1994(1)
-------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR     $14.82    $14.61   $12.19   $12.54
-------------------------------------------------------------------------------
  INCOME (LOSS) FROM OPERATIONS:
   Net investment income                   0.35      0.42     0.43     0.07
   Net realized and unrealized gain
   (loss)                                  3.80      1.99     3.59    (0.16)
-------------------------------------------------------------------------------
  Total Income (Loss) From Operations      4.15      2.41     4.02    (0.09)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.35)    (0.41)   (0.42)   (0.12)
   Net realized gains(2)                  (1.50)    (1.79)   (1.18)   (0.14)
-------------------------------------------------------------------------------
  Total Distributions                     (1.85)    (2.20)   (1.60)   (0.26)
-------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR           $17.12    $14.82   $14.61   $12.19
-------------------------------------------------------------------------------
  TOTAL RETURN                            28.27%    16.47%   33.41%   (0.73)%++
-------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000S)       $144,008  $113,160  $98,661  $80,010
-------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS:
   Expenses                                0.60%     0.62%    0.69%    0.42%+
   Net investment income                   2.03      2.62     3.11     3.88+
-------------------------------------------------------------------------------
  PORTFOLIO TURNOVER RATE                    40%       49%      51%      27%
-------------------------------------------------------------------------------
  AVERAGE COMMISSIONS PER SHARE PAID
  ON
  EQUITY TRANSACTIONS(3)                  $0.06     $0.06    $0.06      --
-------------------------------------------------------------------------------

(1) For the period from November 7, 1994 (inception date) to December 31, 1994.
(2) Net short term gains, if any, are included and reported as ordinary income for income tax purposes.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Portfolio seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks. Of course, no assurance can be given that the Portfolio's objective will be achieved.

  The Portfolio invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obliga-tions (such as U.S. Government Obligations, investment grade bonds and deben-tures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. Government securities with broker/dealers or other financial institutions, including the Fund's custodi-
an). Under normal market conditions, at least 65% of the Portfolio's assets will be invested in common stocks of companies that have a market capitaliza-tion of at least $5 billion at the time of investment. The Manager seeks common stocks that are considered by the Manager (i) to be undervalued by the market-place, (ii) to offer potential opportunities not yet recognized by the market-place, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy. The Portfolio may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by the Manager. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective. In the selection of common stock investments, emphasis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Portfolio may make investments in foreign securities, though management currently intends to limit such invest-ments to 5% of the Portfolio's assets (including European, Continental and Global Depository Receipts), and an additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in for-eign securities that are traded in United States securities markets.

  The Portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may bor-row money as a temporary measure for extraordinary or emergency purposes.

  The Portfolio's investment objective and policies, are non-fundamental and, as such, may be changed by the Board of Directors, provided such change is not prohibited by fundamental investment restrictions (which are set forth in the Statement of Additional Information) or applicable law, and any such change will first be disclosed in the then current prospectus.

  See the Appendix to this Prospectus for a description of certain permissible investments. Further detail is set forth in the Statement of Additional Infor-mation.

The investment management services provided to the Fund by Mutual Management Corp. ("MMC"), formerly Smith Barney Mutual Funds Management Inc. and the serv-ices provided to shareholders by Smith Barney Inc. ("Smith Barney"), the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, as well as the Fund's transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non- complying computer systems will not impair Fund services at that time.

 PORTFOLIO TRANSACTIONS AND TURNOVER

  All orders for transactions in securities and options on behalf of the Port-folio are placed by the Manager with broker/dealers that the Manager selects, including Smith Barney and other affiliated brokers. Brokerage will be allo-cated to Smith Barney, to the extent and in the manner permitted by applicable law, provided that, in the judgment of the Board of Directors of the Fund, the commission, fee or other remuneration received or to be received by Smith Bar-ney (or any broker/dealer affiliate of Smith Barney that is also a member of a securities exchange) is reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securi-ties exchange during the same or comparable period of time. In all trades directed to Smith Barney, the Fund has been assured that its orders will be accorded priority over those received from Smith Barney for its own account or for any of its directors, officers or employees. The Fund will not deal with Smith Barney in any transaction in which Smith Barney acts as principal.

  Although it is anticipated that most investments of the Portfolio will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Manager believes that portfolio changes are appropriate. It is expected that the Port-folio's annual turnover rate will not exceed 100%. As the portfolio turnover rate increases, so will the Portfolio's brokerage and other transaction related expenses. Investors should real-ize that risk of loss is inherent in the ownership of any securities and that shares of the Portfolio will fluctuate with the market values of its securi-ties.

VALUATION OF SHARES


  The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to Class Z by the total number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of lower expenses attributable to Class Z shares.

  Securities that are listed or traded on a domestic securities exchange are valued at the last sale price on the principal exchange on which they are listed and securities trading on the NASDAQ System are valued at the last sale price reported as of the close of the NYSE. If no last sale is reported, the foregoing securities and over-the-counter securities other than those traded on the NASDAQ System are valued at the mean between the last reported bid and asked prices. Debt obligations are valued at the mean between the bid and asked quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quo-tations for securities of similar type, yield and maturity. Short-term invest-ments that have a maturity of 60 days or less are valued at amortized cost when the Board of Directors has determined that amortized cost approximates fair value, unless market conditions dictate otherwise. Other investments of the Portfolio, if any, including restricted securities, are valued at a fair value determined by the Board of Directors in good faith.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund declares quarterly income dividends on shares of the Portfolio and makes annual distributions of capital gains, if any, on such shares.

  Unless a shareholder is eligible for qualified distributions and instructs that dividends and capital gain distributions on shares be paid in cash and credited to the shareholder's account, dividends and capital gain distributions will be reinvested automatically in additional shares of the Class at net asset value as of the close of business on the payment date, subject to no sales charge or CDSC.

 TAXES

  The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, to be relieved of

Federal income tax on that part of its net investment income and realized cap-ital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income.

  Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automat-ically invested in additional shares of the Portfolio, are taxable to share-holders of the Portfolio as ordinary income. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes. Dis-tributions out of the Portfolio's net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder owned his or her shares. Information as to the tax status of dividends deemed paid in each calendar year will be mailed to shareholders as early in the suc-ceeding year as practical but not later than January 31. Shareholders should consult their plan document or tax advisers about the tax consequences associ-ated with participating in a Qualified Plan.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES


  Purchases of the Portfolio's Class Z shares must be made in accordance with the terms of a Qualified Plan. Purchases are effected at the net asset value next determined after a purchase order is received by Smith Barney (the "trade date"). Payment is due to Smith Barney on the third business day (the "settle-ment date") after the trade date. Investors who make payment prior to the set-tlement date may designate a temporary investment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Fund reserves the right to reject any purchase order and to suspend the offer-ing of shares for a period of time. There are no minimum investment require-ments for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

  Purchase orders received by Smith Barney prior to the close of regular trad-ing on the NYSE on any day that the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day. Orders received after the close of regular trading on the NYSE are priced as of the time that the net asset value per share is next determined. See "Valuation of Shares." Certificates for Portfolio shares are issued upon request to the Fund's transfer agent.

  Shareholders may redeem their shares on any day on which the Portfolio cal-culates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Shareholders acquiring Class Z shares should consult the terms of their Qualified Plan for redemption provisions.

  Holders of Class Z shares should consult their Qualified Plans for informa-tion about available exchange options.

PERFORMANCE


  From time to time the Portfolio may include its total return, average annual total return, yield and current dividend return for Class Z shares in adver-tisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio calculates current dividend return for Class Z by dividing the current dividend by the net asset value on the last day of the period for which current dividend return is presented. The Portfo-lio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing the Portfolio's cur-rent return to yields published for other investment companies and other investment vehicles. The Portfolio may also include comparative performance information in advertising or marketing Class Z shares. Such performance infor-mation may include data from Lipper Analytical Services, Inc. and other finan-cial publications.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Board of Directors approves all signif-icant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The State-ment of Additional Information contains background information regarding each Director and executive officer of the Fund.

 MANAGER

  Mutual Management Corp., formerly, Smith Barney Mutual Funds Management Inc. (the "Manager"), manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager provides the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities, recommendations with respect to other aspects and affairs of the Portfolio, and furnishes the Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. By written agreement research and other departments and staff of Smith Barney will furnish the Manager with information, advice and assistance and will be available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's serv-ices are paid for by the Manager; there is no charge to the Fund for such serv-ices.

  For the Portfolio's last fiscal year, the effective rate of the management fee was 0.58% of the Portfolio's average net assets. The management agreement provides that the Portfolio's management fee will be computed at the following annual rates: 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.55% of the next $500 million of average daily net assets and 0.50% of average daily net assets over $1 billion. Total operating expenses were 0.60% of the Portfolio's average daily net assets for Class Z shares, dur-ing the last fiscal year.

  The Manager, incorporated on March 12, 1968 under the laws of Delaware, is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., ("Holdings"), the parent company of Smith Barney. Holdings is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), which is a financial services holding com-pany engaged, through its subsidiaries, principally in four business segments:
Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. As of March 31, 1998, the Manager had aggregate assets under management of approximately $100.5 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

 PORTFOLIO MANAGEMENT

  Bruce D. Sargent, a Managing Director of Smith Barney, is also a Vice Presi-dent and Director of the Fund and the portfolio manager of the Portfolio. Mr. Sargent is responsible for the day to day investment operations of the Portfo-lio and has been involved in equity investing for over 25 years.

  Ellen C. Sonsino is a Managing Director of Smith Barney and a co-portfolio manager of the Portfolio. Ms. Sonsino has approximately 20 years of Wall Street experience, and has been with Smith Barney since 1984.

  Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended December 31, 1997, is included in the Portfolio's Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of the Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its com-pliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's distributor. Smith Barney is a wholly owned subsidiary of Travelers.

ADDITIONAL INFORMATION

  The Fund, an open-end, diversified management investment company, was incor-porated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Board of Directors has authorized the issuance of multiple series of shares, each representing shares in separate investment portfolios, of which there are currently three, including the Portfolio. The assets of each portfolio are segregated and sepa-rately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares (where available) of a portfolio represent interests in the assets of that portfolio and have iden-tical voting, dividend, liquidation and other rights on the same terms and con-ditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to any provisions of the Rule 12b-1 distribution plan which pertain to that particular Class. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold share-holder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and, as required by the Investment Company Act of 1940, as amended, the Fund will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Portfolio's invest-ments.

  First Data Investor Services Group, Inc. located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered.

APPENDIX

 U.S. GOVERNMENT OBLIGATIONS

  In addition to Government National Mortgage Association ("GNMA") securities and direct obligations of the U.S. Treasury (such as Treasury Bills, Notes and Bonds), U.S. Government Obligations in which the Fund may invest include: (1) obligations of, or issued by, Banks for Cooperatives, Federal Land Banks, Fed-eral Intermediate Credit Banks, Federal Home Loan Banks, the Federal Home Loan Bank Board, or the Student Loan Marketing Association; (2) other securities fully guaranteed as to principal and interest by the United States of America;
(3) other obligations of, or issued by, or fully guaranteed as to principal and interest by the Federal National Mortgage Association or any agency of the United States; and (4) obligations currently or previously sold by the Federal Home Loan Mortgage Corporation.

 FOREIGN INVESTMENTS

  The Portfolio may purchase foreign securities that are traded in the United States or purchase American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. However, the Portfolio may purchase the securities of foreign issuers directly in foreign markets. For-eign securities may involve a high degree of risk. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in exchange rates between other currencies and the U.S. dollar as well as the other factors that affect securities prices. Foreign companies may not be subject to accounting standards or governmental supervi-sion comparable to U.S. companies, and there may be less publicly available information about their operations. There is generally less governmental regu-lation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolios. Foreign securi-ties can also be affected by political or financial instability abroad, and may be less liquid or more volatile than domestic investments.

 SECURITIES LENDING

  The Portfolio may seek to increase its net investment income by lending its securities to unaffiliated brokers, dealers and other financial institutions, provided such loans are callable at any time and are continuously secured by cash or U.S. Government securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Manage-ment will limit such lending to not more than twenty percent of the value of the Portfolio's total assets.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securi-ties are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of each Portfolio, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securi-ties have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors; the Custodian will likewise segregate securities sold on a delayed basis.

 REPURCHASE AGREEMENTS

  The Portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Portfolio at an agreed-upon future date, nor-mally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Portfo-lio holds the security and which is not related to the coupon rate on the pur-chased security. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is lim-ited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. The Portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by the Portfolio amount to more than 15% of the Portfolio's total assets.

 NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

  The Portfolio may invest up to 15% of its net assets in non-publicly traded and illiquid securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Port-folio may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

                                                SMITH BARNEY
                                                -------------------------------
                                                A Member of TravelersGroup LOGO




                                                                    SMITH BARNEY
                                                                     FUNDS, INC.

                                                                       LARGE CAP
                                                                 VALUE FUND


                                                           388 Greenwich Street
                                                       New York, New York 10013


                                                               FD 0661 4/98

                   [This page intentionally left blank]

                   [This page intentionally left blank]


                                   PROSPECTUS

                                                        SMITH BARNEY FUNDS, INC.

                                                                           U. S.
                                                                      Government
                                                                      Securities

                                                                            Fund

                                                                  APRIL 28, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                        April 28, 1998
--------------------------------------------------------------------------------


     Smith Barney Funds, Inc.

     U. S. Government Securities Fund

     388 Greenwich Street
     New York, New York 10013
     (800) 451-2010


      Smith Barney Funds, Inc. (the "Fund") is an investment company consisting of three different Portfolios. The U.S. Government Securities Fund (the "Portfolio") seeks high current income, liquidity and security of principal from a portfolio of U.S. Government Obligations.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated April 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.




Smith Barney Inc.
Distributor


Mutual Management Corp.
Investment Manager



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                           3
--------------------------------------------------------------------------------
Financial Highlights                                                        10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                14
--------------------------------------------------------------------------------
Valuation of Shares                                                         19
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                          19
--------------------------------------------------------------------------------
Purchase of Shares                                                          20
--------------------------------------------------------------------------------
Exchange Privilege                                                          30
--------------------------------------------------------------------------------
Redemption of Shares                                                        33
--------------------------------------------------------------------------------
Minimum Account Size                                                        36
--------------------------------------------------------------------------------
Performance                                                                 36
--------------------------------------------------------------------------------
Management of the Fund                                                      37
--------------------------------------------------------------------------------
Distributor                                                                 39
--------------------------------------------------------------------------------
Additional Information                                                      40
--------------------------------------------------------------------------------
Appendix                                                                   A-1
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc.
(the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


INVESTMENT OBJECTIVE The Fund is an open-end, management investment company. The Portfolio's investment objective is to seek high current income, liquidity and security of principal from a portfolio of U.S. Government Obligations. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a fifth Class, Class Z shares, which is offered pursuant to a separate prospectus, is offered exclusively to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") and its affiliates. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of up to 0.25% of the average daily net asset value of the Class.
The initial sales charges may be
reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net asset value of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a proportionate amount of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

Dividend Shares") will be converted at that time. See "Purchase of Shares-Deferred Sales Charge Alternatives."

      Class C Shares. Class C shares are sold at net asset value with no initial sales charge at the time of purchase. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net asset value of the Class C shares. All Class C investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase.
The CDSC may be waived for certain
redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of a Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because a Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

$500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without sales charge as investment alternatives under both these programs. See "Purchase of Shares - Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes of shares is $25. The minimum investment requirements for purchases of portfolio shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."


REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. (formerly known as Smith Barney Mutual Funds Management Inc.) (the "Manager")
, serves as the Portfolio's
investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management,
Consumer Finance Services, Life Insurance
Services and Property & Casualty Insurance Services. See "Management of the
Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly on shares of the Portfolio. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Portfolio invests. See "Investment Objective and Management Policies."

THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Portfolio's operating expenses for its most recent fiscal year:


U.S. Government Securities Fund                            Class A    Class B   Class C    Class Y

--------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
     Maximum sales charge imposed on purchases
     (as a percentage of offering price)                    4.50%      None      None       None
     Maximum CDSC
     (as a percentage of original cost or redemption
     proceeds, whichever is lower)                          None*      4.50%     1.00%      None
--------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
     (as a percentage of average net assets)
     Management fees                                        0.45%      0.45%     0.45%      0.45%
     12b-1 fees**                                           0.25       0.75      0.70       None

     Other expenses                                         0.10       0.11      0.12       0.06
--------------------------------------------------------------------------------------------------
TOTAL PORTFOLIO OPERATING EXPENSES                               0.80%      1.31%     1.27%      0.51%
==================================================================================================

* Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class A shares of the Portfolio purchased through Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of up to 0.25% of the average daily net asset value of Class A shares. Smith
Barney also receives with
respect to Class B shares an annual 12b-1 fee of 0.75% of the average daily net asset value of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class C shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the average daily net asset value of this Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


U.S. Government Securities Fund           1 year     3 years    5 years    10 years*
====================================================================================
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:
     Class A                                $53         $69        $87        $140
     Class B                                 58          72         82         144
     Class C                                 23          40         70         153
     Class Y                                  5          16         29          64

An investor would pay the following
expenses on the same investment,
assuming the same annual return
and no redemption:
     Class A                                 53          69         87         140
     Class B                                 13          42         72         144
     Class C                                 13          40         70         153
     Class Y                                  5          16         29          64
====================================================================================

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.


For a share of each Class of capital stock outstanding throughout each year:


U.S. Government Securities Fund

Class A Shares                         1997            1996              1995            1994             1993            1992
=================================================================================================================================
Net Asset Value,
  Beginning of Year                  $13.24          $13.59            $12.50          $13.66           $13.87          $14.10
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
    Net investment income              0.85            0.84              0.92            0.91             0.98            1.06
    Net realized and
      unrealized gain (loss)           0.38           (0.33)             1.09           (1.11)           (0.10)          (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from
  Operations                           1.23            0.51              2.01           (0.20)            0.88            0.93
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.86)          (0.86)            (0.92)          (0.91)           (0.98)          (1.08)
  Net realized gains                  (0.00)#            --                --           (0.05)@          (0.11)@         (0.08)@
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.86)          (0.86)            (0.92)          (0.96)           (1.09)          (1.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                        $13.61          $13.24            $13.59          $12.50           $13.66          $13.87
---------------------------------------------------------------------------------------------------------------------------------
Total Return                         9.67%           3.97%            16.52%          (1.48)%           6.40%           6.85%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (000s)                           $271,767        $311,875          $384,534        $358,045         $468,278        $459,380
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             0.80%           0.79%**           0.79%           0.76%*           0.49%           0.50%
  Net investment income                6.37            6.34              6.82            6.83             7.00            7.65
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 130%            265%               57%             40%              57%             26%
=================================================================================================================================

@ Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
#     Amount represents less than $0.01.

*     Amount has been restated from the December 31, 1994 Annual Report.
**    Amount has been restated from the December 31, 1996 Annual Report.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


U.S. Government Securities Fund

Class A Shares (continued)                         1991            1990              1989            1988
============================================================================================================
Net Asset Value, Beginning of Year               $13.22          $13.17            $12.56          $12.68
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            1.26            1.15              1.19            1.20
  Net realized and unrealized gain (loss)          0.80            0.08              0.63           (0.12)
------------------------------------------------------------------------------------------------------------
Total Income from Operations                       2.06            1.23              1.82            1.08
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (1.13)          (1.18)            (1.21)          (1.20)
  Net realized gains                              (0.05)@            --                --              --
------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.18)          (1.18)            (1.21)          (1.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $14.10          $13.22            $13.17          $12.56
------------------------------------------------------------------------------------------------------------
Total Return                                    16.29%           9.95%            15.11%           8.72%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $394,412        $335,447          $329,186        $328,446
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.44%           0.41%             0.41%           0.42%
  Net investment income                            8.31            8.87              9.19            9.25
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               9%              6%               23%              2%
============================================================================================================
Class B Shares                                     1997            1996              1995            1994(1)
============================================================================================================
Net Asset Value, Beginning of Year               $13.26          $13.61            $12.51          $12.47
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.79            0.77              0.80            0.08
  Net realized and unrealized gain (loss)          0.38           (0.33)             1.16            0.17
------------------------------------------------------------------------------------------------------------
Total Income from Operations                       1.17            0.44              1.96            0.25
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.80)          (0.79)            (0.86)          (0.21)
  Net realized gains                              (0.00)#            --                --              --
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.80)          (0.79)            (0.86)          (0.21)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.63          $13.26            $13.61          $12.51
------------------------------------------------------------------------------------------------------------
Total Return                                     9.12%           3.44%            16.03%           2.04%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $12,238         $11,212           $11,116          $1,529
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.31%           1.28%**           1.28%           1.21%+*
  Net investment income                            5.85            5.85              6.16            6.94+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             130%            265%               57%             40%
============================================================================================================

@ Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
(1)   For the period from November 7, 1994 (inception date) to December 31,
      1994.
#     Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Amount has been restated from the December 31, 1994 Annual Report.
**    Amount has been restated from the December 31, 1996 Annual Report.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


U.S. Government Securities Fund

Class C Shares                        1997           1996            1995           1994(1)          1993           1992(2)
=============================================================================================================================
Net Asset Value,
  Beginning of Year                 $13.23         $13.58          $12.50         $13.66           $13.86         $14.01
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
    Net investment income             0.77           0.78            0.86           0.82             0.89           0.15
    Net realized and
      unrealized gain (loss)          0.40          (0.33)           1.09          (1.11)           (0.10)            --
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from
  Operations                          1.17           0.45            1.95          (0.29)            0.79           0.15
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.80)         (0.80)          (0.87)         (0.83)           (0.88)         (0.30)
  Net realized gains                 (0.00)#           --              --          (0.04)@          (0.11)@           --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.80)         (0.80)          (0.87)         (0.87)           (0.99)         (0.30)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                       $13.60         $13.23          $13.58         $12.50           $13.66         $13.86
-----------------------------------------------------------------------------------------------------------------------------
Total Return                        9.18%          3.49%          15.93%         (2.11)%           5.74%          1.07%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year
  (000s)                           $14,464        $17,249         $21,559        $21,253          $19,938         $1,954
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.27%          1.26%*          1.25%          1.21%            1.21%          1.14%+
  Net investment income               5.91           5.87            6.36           6.27             6.23           6.56+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                130%           265%             57%            40%              57%            26%
=============================================================================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2)   For the period from December 2, 1992 (inception date) to December 31,
      1992.

@ Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
#     Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Amount has been restated from the December 31, 1996 Annual Report.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------


U.S. Government Securities Fund

Class Y Shares                             1997           1996            1995           1994(1)        1993(2)
===============================================================================================================
Net Asset Value, Beginning of Year       $13.27         $13.61          $12.51         $13.67         $13.97
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.88           0.88            1.00           0.89           0.86
  Net realized and
    unrealized gain (loss)                 0.39          (0.33)           1.06          (1.10)         (0.10)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) from
  Operations                               1.27           0.55            2.06          (0.21)          0.76
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.90)         (0.89)          (0.96)         (0.91)         (0.95)
  Net realized gains                      (0.00)#           --              --          (0.04)@        (0.11)@
---------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.90)         (0.89)          (0.96)         (0.95)         (1.06)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $13.64         $13.27          $13.61         $12.51         $13.67
---------------------------------------------------------------------------------------------------------------
Total Return                            10.00%          4.30%          16.88%         (1.53)%         5.55%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $5,182         $5,589          $6,992        $13,903        $14,118
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 0.51%          0.50%*          0.49%          0.61%          0.69%+
  Net investment income                    6.65           6.64            7.22           6.82           7.29+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     130%           265%             57%            40%            57%
===============================================================================================================

@ Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
(1)   On November 7, 1994, the former Class C shares were renamed Class Y shares.
(2)   For the period from January 12, 1993 (inception date) to December 31,
      1993.
#     Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Amount has been restated from the December 31, 1996 Annual Report.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks high current income, liquidity and security of principal by investing in obligations of the U.S. Government, its agencies or its instrumentalities and related repurchase and reverse repurchase agreements. Of course, no assurance can be given that the Portfolio's objective will be achieved.

      The Portfolio invests primarily in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally include other "U.S. Government Obligations," i.e., obligations issued or guaranteed by the United States, its agencies or its instrumentalities.

      Under normal market conditions, the Portfolio will seek to invest substantially all of its assets - and the Portfolio will invest not less than 65% of its assets - in such securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Securities of this type to be purchased for the Portfolio have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the Portfolio. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure. Unscheduled prepayments of mortgages are passed through to the holders of GNMA Certificates at par and will increase or decrease the yield realized by the Portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. As a hedge against changes in interest rates, the Portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date; provided, however, that settlement occurs within 120 days of the trade date. FHLMC is a U.S. Government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Timely payment of principal and interest on these mortgage participation certificates is guaranteed solely by the issuer of the certificates. For a detailed explanation, see "Appendix."

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio may enter into repurchase agreements secured by U.S. Government securities in order to earn income on available cash. A repurchase agreement arises when the Portfolio acquires a security and simultaneously agree to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater that the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Portfolio to invest temporarily available cash at no market risk. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited, or the Portfolio might incur a loss of the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.

      The Portfolio may enter into reverse repurchase agreements on U.S. Government Securities with the same parties with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio will sell securities and agree to repurchase them at a particular price at a future date. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by Portfolio may decline below the price of the securities the Portfolio has sold but is obliged to repurchase. In the event the buyer of securities under a reserve repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowing and will be considered in the Portfolio's overall borrowing limitation.


      The Portfolio may seek to increase its net investment income by lending its securities to unaffiliated brokers, dealers and other financial institutions, provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. Management will limit such lending to not more than one-third of the value of the Portfolio's total assets. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Statement of Additional Information contains more detailed information.


      The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Portfolio's custodian will maintain, in a segregated account on behalf of the Portfolio, cash, U.S. Government securities or other liquid securities having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.


      The Portfolio may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if the Portfolio holds long-term U.S. government securities and the Manager anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Manager expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

      The Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

price of the option. The Portfolio may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts. See "Dividends, Distributions and Taxes."

      The Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Portfolio's total assets would be so invested. In purchasing and selling futures contracts and related options, the Portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures and options for bona fide hedging purposes without limitations on the amount of assets committed to margin and option premiums.

      The Portfolio will not engage in transactions involving futures contracts or related options for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the Portfolio and where the transactions are appropriate to reduction of the Portfolio's risks. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that the Portfolio owns, or futures contracts (or related call options) will be purchased to protect the Portfolio against an increase in the price of securities it is committed to purchase.

      There is no assurance that the Portfolio will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the Portfolio's long-term securities but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      In addition, the Portfolio may invest in zero-coupon Treasury securities, which may be subject to greater volatility than other types of Treasury securities. Because zero-coupon securities do not make interest payments, the value of such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall. These assumptions are based on a comparison of like maturity securities. Management does not believe that additional risks exist, however, when comparing securities of like duration (the weighted average time to full recovery of principal and interest payments), which is the strategy used by the Manager of the Portfolio.


      The Portfolio may borrow money from banks for temporary or emergency purposes.

      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.


      The Board of Directors of the Fund may modify the investment objective and policies of the Portfolio provided such modification is not prohibited by the fundamental restrictions (which are set forth in the Statement of Additional Information) or applicable laws, and any such change will first be disclosed in the then current prospectus.

      PORTFOLIO TURNOVER

      The Portfolio will not engage in the trading of securities for the purpose of realizing short-term profits; however, the Portfolio will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Portfolio's investment objective. As the portfolio turnover rate increases, so will the Portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of the Portfolio will fluctuate with the market value of its securities.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.


      Obligations are valued at the mean between the bid and asked quotations for such securities or if no quotations are available, then for securities of similar type, yield and maturity. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost when the Board of Directors has determined that amortized cost approximates fair value, unless market conditions dictate otherwise. Other investments of the Portfolio, including restricted securities, if any, are valued at a fair value determined by the Board of Directors in good faith.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      The Fund declares monthly income dividends on shares of the Portfolio and makes annual distributions of capital gains, if any, on such shares.

      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are reinvested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

      The per share dividends on Class B and Class C shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Portfolio may be lower than the

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

      TAXES


      The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income.

      Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of a Portfolio, are taxable to shareholders as ordinary income. The Portfolio's dividends will not qualify for the dividends received deduction for corporations. Dividends and distributions declared by the Portfolio may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held his or her shares. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.



  A shareholder's gain or loss on the disposition of Portfolio shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification num-ber (social security or employer identification number). Withholding from tax-able dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return. Prior to investing in shares of the Portfolio, investors should consult with their taxadvisors concerning the Federal, state and local tax consequences of such an investment.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Portfolio offers several Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). A fifth class, Class Z shares, are also offered with respect to the Portfolio. Class Z shares are offered without a sales charge, CDSC, service fee or distribution fee exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affiliates. Investors meeting these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Prospectus. See "Prospectus Summary - Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.


      Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Portfolio is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Purchase orders that are received by the Fund or Smith
Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the
Portfolio:

                                   Sales           Sales             Dealers
                                 Charge as       Charge as         Reallowance
                                   % of            % of              as % of
Amount of Investment          Offering Price  Amount Invested    Offering Price
================================================================================
     Less than $25,000             4.50%            4.71%             4.00%
     $25,000 - $49,999             4.00%            4.17%             3.60%
     $50,000 - $99,999             3.50%            3.63%             3.15%
     $100,000 - $249,999           2.50%            2.56%             2.25%
     $250,000 - $499,999           1.50%            1.52%             1.35%
     $500,000 and over             *                *                 *
================================================================================
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of each Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS


      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds or other funds affiliated with Travelers (including retired
Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons; and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in a Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) purchases by accounts of Section 403(b) or Section 401(a) or (k) Plans associated with Copeland Retirement Programs; (g) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (h) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and (i) purchases by investors participating in a Smith Barney fee based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION

      Class A shares of the Portfolio may be purchased by "any person"
(as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class
A shares of the Portfolio and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative - Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enables Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of up to 0.25%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.


      DEFERRED SALES CHARGE ALTERNATIVES

      CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.


      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares - Smith Barney 401(k) and ExecChoice(TM) Programs."

Year Since Purchase
Payment Was Made                                                           CDSC
================================================================================
   First                                                                   4.50%
   Second                                                                  4.00%
   Third                                                                   3.00%
   Fourth                                                                  2.00%
   Fifth                                                                   1.00%
   Sixth                                                                   0.00%
   Seventh                                                                 0.00%
   Eighth                                                                  0.00%
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary - Alternative Purchase Arrangements
- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of a Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

      SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

      Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

("Participating Plans") in these programs.

      The Portfolio offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Portfolio, all of its subsequent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

      Class A Shares. Class A shares of the Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

      Class C Shares. Class C shares of the Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

      401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

      401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

      Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Program whether opened before or after June 21, 1996, that has not previously qualified for

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio but instead may acquire Class A shares of the Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.

      Participating Plans wishing to acquire shares of a Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

      Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

      At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares. Such
Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of a Fund but instead may acquire Class A shares of the Portfolio. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares -- Deferred Sales Charge Alternatives" in each Fund's prospectus.

      No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.


      The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of: (a) the retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.


--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

     FUND NAME


 Growth Funds

     Concert Peachtree Growth Fund
     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Fundamental Value Fund Inc.
     Smith Barney Large Cap Blend Fund
     Smith Barney Large Capitalization Growth Fund
     Smith Barney Managed Growth Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Small Cap Blend Fund, Inc.
     Smith Barney Special Equities Fund

 Growth and Income Funds

     Concert Social Awareness Fund
     Smith Barney Convertible Fund
     Smith Barney Funds, Inc. - Large Cap Value Fund
Smith Barney Premium Total Return Fund
     Smith Barney Utilities Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


 Taxable Fixed-Income Funds

  ** Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund
 +++ Smith Barney Funds, Inc. - Short-Term U.S. Treasury Securities Fund
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.
     Smith Barney Total Return Bond Fund

 Tax-Exempt Funds

     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
   * Smith Barney Intermediate Maturity California Municipals Fund
   * Smith Barney Intermediate Maturity New York Municipals Fund
     Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Municipal High Income Fund
     Smith Barney Muni Funds - Florida Portfolio
     Smith Barney Muni Funds - Georgia Portfolio
   * Smith Barney Muni Funds - Limited Term Portfolio
     Smith Barney Muni Funds - National Portfolio
     Smith Barney Muni Funds - New York Portfolio
     Smith Barney Muni Funds - Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund

 Global-International Funds

     Smith Barney Hansberger Global Small Cap Value Fund
     Smith Barney Hansberger Global Value Fund
     Smith Barney World Funds, Inc. - Emerging Markets Portfolio
     Smith Barney World Funds, Inc. - European Portfolio
     Smith Barney World Funds, Inc. - Global Government Bond Portfolio Smith Barney World Funds, Inc. - International Balanced Portfolio Smith Barney World Funds, Inc. - International Equity Portfolio Smith Barney World Funds, Inc. - Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.

     Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
     Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
     Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


 Money Market Funds


   + Smith Barney Exchange Reserve Fund
  ++ Smith Barney Money Funds, Inc. - Cash Portfolio
  ++ Smith Barney Money Funds, Inc. - Government Portfolio
 *** Smith Barney Money Funds, Inc. - Retirement Portfolio
 +++ Smith Barney Municipal Money Market Fund, Inc.
 +++ Smith Barney Muni Funds - California Money Market Portfolio +++ Smith Barney Muni Funds - New York Money Market Portfolio

--------------------------------------------------------------------------------
* Available for exchange with Class A, Class C and Class Y shares of the Portfolio.
** Available for exchange with Class A and Class B shares of the Portfolio. In addition, shareholders who own Class C shares of the Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
***   Available for exchange with Class A shares of the Portfolio.
+     Available for exchange with Class B and Class C shares of the Portfolio.
++ Available for exchange with Class A and Class Y shares of the Portfolio. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class C shares may exchange Portfolio shares for Class C shares of this fund.
+++   Available for exchange with Class A and Class Y shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares - Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.


--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act") in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

submitting a written request for redemption to:


      Smith Barney Funds, Inc./U.S. Government Securities Fund
      Class A,B,C or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a written redemption request in excess of $10,000 or share certificate stock power must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Portfolio.)


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to redeem involuntarily any shareholder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in any Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      From time to time a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information also may be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio Class refers to the net investment income earned by investments in the class over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investment during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

SEC to facilitate comparison with yields quoted by other investment companies. The Portfolio calculates current dividend return for each Class by annualizing the most recent monthly distribution, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS


      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, Manager, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the investment manager. The Statement of Additional Information contains background information regarding each Director and executive officer of the Fund.


      MANAGER


    The "Manager") manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager provides the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio and furnishes the Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. By written agreement the research and other departments and staff of Smith Barney will furnish the Manager with information, advice and assistance and will be available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by the Manager on the basis of direct and indirect costs to Smith Barney of performing such services; there is no charge to the Fund for such services.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------




      The Portfolio pays the Manager an investment advisory fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is paid monthly. For the Portfolio's last fiscal year, the effective rate of the management fee was 0.45% of the Portfolio's average net assets. Total operating expenses of the Portfolio's were: 0.80%, 1.31%, 1.27% and 0.51% of average net assets for Class A, Class B, Class C and Clas Y shares, respectively, during the last fiscal year.

      The Manager was incorporated on March 12, 1968 under the laws of Delaware. As of March 31, 1998 the Manager had aggregate assets under management of approximately $100.5 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term
"Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.


      PORTFOLIO MANAGEMENT

 MANAGEMENT


      James Conroy, Managing Director of Smith Barney is Portfolio Manager of the Portfolio and is responsible for managing the day-to-day investments operations of the Portfolio, including the making of investment decisions since January 1996. Mr. Conroy is also Portfolio Manager of the Fund's Short-Term U.S. Treasury Securities Fund. Mr. Conroy has also served as Vice President and Investment Officer of Smith Barney Managed Governments
Fund Inc. since February 1990 and as Vice President and Investment Officer of Smith Barney Government Securities Fund since its inception in March 1984.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulations under the Bank Holding Company Act of

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have adverse effects on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee of up to 0.25% for Class A, and 0.25% for Class B and Class C shares of the Portfolio, based on the average daily net asset values attributable to these Classes.
Smith Barney is also paid a distribution fee with respect to Class B and Class C shares at the annual rate of 0.50% and 0.45%, respectively, of the average daily net asset value attributable to these Classes.
Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

      The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to the Class A, Class B and Class C shares of the Portfolio, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

      Payments under the Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------

actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z (where available) shares of any portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and, as required by the 1940 Act, the Fund will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Portfolio's investments.


      First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.


      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or First Data.

--------------------------------------------------------------------------------
Appendix
--------------------------------------------------------------------------------

      GNMA Securities. Government National Mortgage Association ("GNMA"), an agency of the United States Government, guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as the U.S. Government Securities Portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates. The income portions of monthly payments received by these Portfolios will be included in their net investment income. See "Dividends, Distributions and Taxes."

      GNMA Certificates have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the U.S. Government Securities Portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities Portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If the U.S. Government Securities Portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      FHLMC and FNMA Securities. FHLMC is a U.S. Government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Timely payment of principal and interest on these mortgage participation certificates is guaranteed solely by the issuer of the certificates.

      Other U.S. Government Obligations. In addition to GNMA Securities and direct obligations of the U.S. Treasury (such as Treasury Bills, Notes and Bonds), U.S. Government Obligations in which the Fund may invest include: (1) obligations of, or issued by, Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal Home Loan Bank Board, or the Student Loan Marketing Association and (2) other securities fully guaranteed as to principal and interest by the United States of America.

                                                                    SMITH BARNEY
                                                                    ------------

                                                A Member of TravelersGroup[LOGO]












                                                                    Smith Barney
                                                                     Funds, Inc.


                                                                U. S. Government
                                                                 Securities Fund



                                                            388 Greenwich Street
                                                        New York, New York 10013



                                                                   FD 02321 4/98


                                   PROSPECTUS

                                                         SMITH BARNEY FUNDS,INC.


                                                                           U. S.
                                                                      Government
                                                                      Securities

                                                                            Fund



                                                             Class Z Shares Only


                                                                  APRIL 28, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                        April 28, 1998
--------------------------------------------------------------------------------

     Smith Barney Funds, Inc.

     U. S. Government Securities Fund

     388 Greenwich Street
     New York, New York 10013
     (800) 451-2010


      The U.S. Government Securities Fund (the "Portfolio") is one of the investment portfolios that currently comprises Smith Barney Funds, Inc. (the "Fund"). The Portfolio seeks high current income, liquidity and security of principal from a portfolio of U.S. Government Obligations.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. The Class Z shares described in this Prospectus are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") or any of its affiliates ("Qualified Plans").


      Additional information about the Portfolio is contained in a Statement of Additional Information dated April 28, 1998, amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


Smith Barney Inc.
Distributor


Mutual Management Corp.
Investment Manager



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


The Portfolio's Expenses                                                      3
--------------------------------------------------------------------------------
Financial Highlights                                                          4
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  5
--------------------------------------------------------------------------------
Valuation of Shares                                                           9
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                           10
--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares                                  10
--------------------------------------------------------------------------------
Performance                                                                  11
--------------------------------------------------------------------------------
Management of the Fund                                                       12
--------------------------------------------------------------------------------
Additional Information                                                       14
--------------------------------------------------------------------------------
Appendix                                                                    A-1
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
The Portfolio's Expenses
--------------------------------------------------------------------------------


      The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Portfolio, based on the Portfolio's operating expenses for Class Z shares for the fiscal year ended December 31, 1997:

U.S. Government Securities Fund
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management fees                                                      0.45%
  Other expenses                                                       0.06
--------------------------------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES                                   0.51%
================================================================================


      The nature of the services for which the Fund pays management fees is described under "Management of the Fund." "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemption of Shares" and "Management of the Fund."


U.S. Government Securities Fund                     1 year      3 years    5 years    10 years
===============================================================================================
  An investor would pay the following expenses
  on a $1,000 investment in Class Z shares of
  the Portfolio, assuming(1) a 5.00% annual
  return and (2) redemption at the end of each
  time period:                                        $5          $16        $29         $64
===============================================================================================


      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.


For a share of Class Z capital stock outstanding throughout each year:


U.S. Government Securities Fund                   1997           1996           1995           1994(1)
=========================================================================================================
Net Asset Value, Beginning of Year              $13.26         $13.60         $12.50         $12.47
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.89           0.88           0.94           0.14
  Net realized and unrealized gain (loss)         0.38          (0.33)          1.11           0.13
---------------------------------------------------------------------------------------------------------
Total Income  From Operations                     1.27           0.55           2.05           0.27
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.90)         (0.89)         (0.95)         (0.24)
---------------------------------------------------------------------------------------------------------
  Net realized gains                             (0.00)#           --             --             --
---------------------------------------------------------------------------------------------------------
Total Distributions                              (0.90)         (0.89)         (0.95)         (0.24)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.63         $13.26         $13.60         $12.50
---------------------------------------------------------------------------------------------------------
Total Return                                      9.98%          4.31%         16.89%         (2.15)%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $22,815        $19,511        $20,923        $18,580
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.51%          0.49%          0.50%          0.34%+
  Net investment income                           6.64           6.64           7.12           7.55+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            130%           265%            57%            40%
=========================================================================================================

(1)   For the period from November 7, 1994 (inception date) to December 31,
      1994.

#     Amount represents less than $0.01

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks high current income, liquidity and security of principal by investing in obligations of the U.S. Government, its agencies or its instrumentalities and related repurchase and reverse repurchase agreements. Of course, no assurance can be given that the Portfolio's objective will be achieved.

      The Portfolio invests primarily in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally include other "U.S. Government Obligations," i.e., obligations issued or guaranteed by the United States, its agencies or its instrumentalities and related repurchase and reverse repurchase agreements.

      Under normal market conditions, the Portfolio will seek to invest substantially all of its assets - and will invest not less than 65% of its assets - in such securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Securities of this type to be purchased for this Portfolio have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the Portfolio. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure. Unscheduled prepayments of mortgages are passed through to the holders of GNMA Certificates at par and will increase or decrease the yield realized by the Portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. As a hedge against changes in interest rates, the Portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date; provided, however, that settlement occurs within 120 days of the trade date. FHLMC is a U.S. Government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Timely payment of principal and interest on these mortgage participation certificates is guaranteed solely by the issuer of the certificates. For a detailed explanation, see "Appendix."

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio may enter into repurchase agreements secured by U.S. Government securities in order to earn income on available cash. A repurchase agreement arises when the Portfolio acquires a security and simultaneously agree to resell it to the vendor at an agreed-upon future date, normally the next business day. The resale price is greater that the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Portfolio to invest temporarily available cash at no market risk. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited, or the Portfolio might incur a loss of the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.

      The Portfolio may enter into reverse repurchase agreements with the same parties with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio will sell securities and agree to repurchase them at a particular price at a future date. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by Portfolio may decline below the price of the securities the Portfolio has sold but is obliged to repurchase. In the event the buyer of securities under a reserve repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowing and will be considered in the Portfolio's overall borrowing limitation.


      The Portfolio may seek to increase its net investment income by lending its securities to unaffiliated brokers, dealers and other financial institutions, provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. Management will limit such lending to not more than one-third of the value of the Portfolio's total assets. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Statement of Additional Information contains more detailed information.

      The Portfolio may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.


      Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if the Portfolio holds long-term U.S. government securities and Mutual Management Corp. ("MMC" or the "Manager") anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if MMC expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


      The Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts. See "Dividends, Distributions and Taxes."

      The Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Portfolio's total assets would be so invested. In purchasing and selling futures contracts and related options, the Portfolio will comply with rules and interpretations of the Commodity Futures

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures and options for bona fide hedging purposes without limitations on the amount of assets committed to margin and option premiums.

      The Portfolio will not engage in transactions involving futures contracts or related options for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the Portfolio and where the transactions are appropriate to reduction of the Portfolio's risks. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that the Portfolio owns, or futures contracts (or related call options) will be purchased to protect the Portfolio against an increase in the price of securities it is committed to purchase.

      There is no assurance that the Portfolio will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the Portfolio's long-term securities but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

     The Portfolio may invest in zero-coupon Treasury securities, which may be subject to greater volatility than other types of Treasury securities. Because zero-coupon securities do not receive interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall. These assumptions are based on a comparison of like maturity securities. Management does not believe that additional risks exist, however, when comparing securities of like duration (the weighted average time to full recovery of principal and interest payments), which is the strategy used by the Manager of the Portfolio.


      In addition, the Portfolio may borrow money from banks for temporary or emergency purposes.

      Year 2000. The investment management services provided to the Fund by the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


Manager and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.




      The Board of Directors of the Fund may modify the investment objective and policies of the Portfolio provided such modification is not prohibited by fundamental investment restrictions (which are set forth in the Statement of Additional Information) or applicable laws, and any such change will first be disclosed in the then current prospectus.

      PORTFOLIO TURNOVER

      The Portfolio will not engage in the trading of securities for the purpose of realizing short-term profits; however, the Portfolio will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Portfolio's investment objective. As the portfolio turnover rate increases, so will the Portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a Portfolio will fluctuate with the market value of its securities.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on each day that the NYSE is open, by dividing the Portfolio's net asset value attributable to Class Z by the total number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares.

      Obligations are valued at the mean between the bid and asked quotations for such securities or if no quotations are available, then for securities of similar type, yield and maturity. Short-term investments that have a maturity of more than 60

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost when the Board of Directors has determined that amortized cost approximates fair value, unless market conditions dictate otherwise. Other investments of the Portfolio, including restricted securities, if any, are valued at a fair value determined by the Board of Directors in good faith.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS

      The Fund declares monthly income dividends on shares of the Portfolio and makes annual distributions of capital gains, if any, on such shares.

      Unless a shareholder is eligible for qualified distributions and instructs that dividends and capital gain distributions on shares be paid in cash and credited to the shareholder's account, dividends and capital gain distributions will be reinvested automatically in additional shares of the Class at net asset value as of the close of business on the payment date, subject to no sales charge or CDSC.

      TAXES


      The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, a Portfolio must meet certain tests, including distributing at least 90% of its investment company taxable income.


      It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income and net taxable gains of the Portfolio to its shareholders. Dividends derived from net investment income and capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the same Portfolio, are taxable to shareholders of the Portfolio. Information as to the tax status of dividends deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but no later than January 31. Shareholders should consult their plan document or tax advisers about the tax consequences associated with participating in a Qualified Plan.

--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares
--------------------------------------------------------------------------------

      Purchases of the Portfolio's Class Z shares must be made in accordance with the terms of a Qualified Plan. Purchases are effected at the net asset value next determined after a purchase order is received by Smith Barney (the "trade date"). Payment is due to Smith Barney on the third business day (the "settlement date")

--------------------------------------------------------------------------------
Purchase, Exchange and Redemption of Shares (continued)
--------------------------------------------------------------------------------

after the trade date. Investors who make payment prior to the settlement date may designate a temporary investment (such as a money market fund of the Smith Barney Mutual Funds) for such payment until settlement date. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

      Purchase orders received by Smith Barney prior to the close of regular trading on the NYSE on any day that the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day. Orders received after the close of regular trading on the NYSE are priced as of the time that the net asset value per share is next determined. See "Valuation of Shares." Certificates for Portfolio shares are issued upon request to the Fund's transfer agent.

      Shareholders may redeem their shares on any day on which the Portfolio calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Shareholders acquiring Class Z shares should consult the terms of their Qualified Plan for redemption provisions.

      Holders of Class Z shares should consult their Qualified Plans for information about available exchange options.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Portfolio may include its total return, average annual total return, yield and current dividend return for Class Z shares in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio Class refers to the net investment income earned by investments in the Class over a thirty-day period. This net investment income is then annualized, i.e., the amount of income earned by the investment during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------


investments.The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The Portfolio calculates current dividend return for Class Z by annualizing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value on the last day of the period for which current dividend return is presented. Current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Portfolio may also include comparative performance information in advertising or marketing Class Z shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


      BOARD OF DIRECTORS

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish services to the Fund and each Portfolio, including agreements with the Fund's distributor, Manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the investment manager. The Statement of Additional Information contains background information regarding each Director and executive officer of the Fund.


      MANAGER


      Mutual Management Corp. (formerly known as Smith Barney
Mutual Funds Management Inc.) manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager provides each Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolio and furnishes the Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. By written agreement the research and other departments and staff of Smith Barney will furnish the Manager with information, advice and assistance and will be available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's services are paid for by the Manager on the basis of direct and indirect costs to Smith Barney of performing such services; there is no charge to the Fund for such services.


   The Portfolio pays MMC an investment advisory fee calculated at an annual

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is paid monthly.

      For the last fiscal year, the effective rate of the management fee for the Portfolio was 0.45% of the Portfolio's average net assets.
For the last fiscal year, total operating expenses of theClass Z Shares for the Portfolio were 0.49% of average net assets.

      The Manager, incorporated on March 12, 1968 under the laws of Delaware, is a wholly-owned subsidiary of Salomon Smith Barney Holdings ("Holdings"), the parent company of Smith Barney. Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), which is a financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. As of March 31, 1998, the Manager had aggregate assets under management of approximately $100.5 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013.
The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.


      PORTFOLIO MANAGEMENT


      James Conroy, Managing Director of Smith Barney, has served as Portfolio Manager of the Portfolio since January 1996 and is responsible for managing the day-to-day investment operations of the Portfolio, including the making of investment decisions. Mr. Conroy also manages the Fund's Short-Term U.S. Treasury Securities Fund. Mr Conroy has also served as Vice President and Investment Officer of Smith Barney Managed Governments Fund Inc.
since February 1990 and as Vice President and Investment Officer of Smith Barney Government Securities Fund since its inception in March 1984.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


      DISTRIBUTOR

      Smith Barney is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's distributor. Smith Barney is a wholly owned subsidiary of Travelers.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulations under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have adverse effects on its ability to continue to provide the Fund with the same level of investment advisory services that currently receives.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares (where available) of any portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and, as required by the 1940 Act, the Fund will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Portfolio's investments.


      First Data Investor Services Group Inc., located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered.

--------------------------------------------------------------------------------
Appendix
--------------------------------------------------------------------------------

      GNMA Securities. Government National Mortgage Association ("GNMA"), an agency of the United States Government, guarantees the timely payment of monthly installments of principal and interest on modified pass-through Certificates, whether or not such amounts are collected by the issuer of these Certificates on the underlying mortgages. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as the U.S. Government Securities Portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates. The income portions of monthly payments received by these Portfolios will be included in their net investment income. See "Dividends, Distributions and Taxes."

      GNMA Certificates have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the U.S. Government Securities Portfolio. Prepayments and scheduled payments of principal will be reinvested by the Portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If the Portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      FHLMC and FNMA Securities. FHLMC is a U.S. Government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Timely payment of principal and interest on these mortgage participation certificates is guaranteed solely by the issuer of the certificates.

      Other U.S. Government Obligations. In addition to GNMA Securities and direct obligations of the U.S. Treasury (such as Treasury Bills, Notes and Bonds), U.S. Government Obligations in which the Fund may invest include: (1) obligations of, or issued by, Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal Home Loan Bank Board, or the Student Loan Marketing Association and (2) other securities fully guaranteed as to principal and interest by the United States of America.


      When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such traqnsactions arise when securities are purchased or sold by the Portfolio
With payment and delivery taking place in the future in order
To secure what is considered to be an advantageous price and yield
To the Portfolio at the time of entering into the transaction.  Purchasing
Such securities involves the risk of loss if the value of the securities declines prior to the settlement. A delayed delivery transaction involves the purchase of securities at an agreed-upon price on a specified future date. At the time the Fund enters into a binding obligation to purchase securities on a delayed delivery basis the Portfolio has all the rights and risks attendant to the ownership of the security and therefore must maintain with the Custodian a segregated account with assets of a dollar amount sufficient to make payment for the securities to be purchased. The value of the securities on the delivery date may be more or less than their purchase price. Securities purchased on a delayed delivery basis do not generally earn interest until their scheduled delivery date.

                                                                    SMITH BARNEY
                                                                    ------------

                                                A Member of TravelersGroup[LOGO]












                                                                    Smith Barney
                                                                     Funds, Inc.


                                                                U. S. Government
                                                                 Securities Fund



                                                            388 Greenwich Street
                                                        New York, New York 10013



                                                                   FD 0662  4/98

                                                        SMITH BARNEY FUNDS, INC.

                                                                      SHORT-TERM
                                                                   U.S. TREASURY
                                                                      SECURITIES

                                                                       FUND

                                                             APRIL 28, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE

P R O S P E C T U S

LOGO  SMITH BARNEY MUTUAL FUNDS
      INVESTING FOR YOUR FUTURE.
      EVERY DAY.

PROSPECTUS
                                                            April 28, 1998

Smith Barney Funds, Inc.

Short-Term U.S. Treasury Securities Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Short-Term U.S. Treasury Securities Fund (the "Portfolio") is one of three investment portfolios that currently comprise Smith Barney Funds, Inc. (the "Fund"). The Portfolio seeks current income, preservation of capital and liquidity. The Portfolio seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Portfolio are not issued, insured or guaran-teed, as to value or yield, by the U.S. Government or its agencies or instru-mentalities.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated April 28, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            7
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    9
-------------------------------------------------
VALUATION OF SHARES                            13
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             13
-------------------------------------------------
PURCHASE OF SHARES                             14
-------------------------------------------------
EXCHANGE PRIVILEGE                             17
-------------------------------------------------
REDEMPTION OF SHARES                           20
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           24
-------------------------------------------------
PERFORMANCE                                    24
-------------------------------------------------
MANAGEMENT OF THE FUND                         25
-------------------------------------------------
DISTRIBUTOR                                    27
-------------------------------------------------
ADDITIONAL INFORMATION                         27
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, management investment company. The Portfolio's investment objective is to seek current income, preservation of capital and liquidity. The Portfolio seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. Shares of the Portfolio are not issued, insured or guaranteed, as to value or yield, by the U.S. Government or its agencies or instrumentalities. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers two classes of shares ("Classes") to investors. The general public is offered Class A shares. Class Y shares are offered only to investors meeting an initial investment minimum of $15,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value without a sales charge. Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other funds of the Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfo-lio. Class A shares are subject to an annual service fee of up to 0.25% and an annual distribution fee of 0.10% of the average daily net assets of this Class.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  See "Distributor" for a complete description of the service and distribution fees for Class A shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A shares are available as investment alterna-tives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investors Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made in either Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum investments requirement for Class A shares and the subsequent investment requirement for both Class A and Class Y shares is $25. The minimum investment requirements for purchases of Portfolio Shares through the Systematic Investment Plan are described below. See "Pur-chase of Shares."

SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A shares and the subsequent investment requirement for all Classes for Shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."

MANAGEMENT OF THE PORTFOLIO Mutual Management Corp., formerly Smith Barney Mutual Funds Management Inc. (the "Manager"), serves as the Portfolio's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business seg-ments: Investment Services, including Asset Management, Consumer Finance Serv-ices, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respec-tive net asset values next determined, plus any applicable sales charge dif-ferential. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Portfolio for the prior day gener-ally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annual-ly. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of the Portfolio will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at net asset value. See "Div-idends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfo-lio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Portfo-lio invests. See "Investment Objective and Management Policies."

THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio based, unless otherwise noted, on the Portfolio's operating expenses for its most recent fiscal year:

  SHORT-TERM U.S. TREASURY SECURITIES FUND             CLASS A CLASS Y
----------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)               None    None
    Maximum CDSC
      (as a percentage of original cost or redemption
      proceeds, whichever is lower)                     None*   None
----------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                                     0.45%   0.45%
    12b-1 fees                                          0.35     --
    Other expenses                                      0.15    0.05
----------------------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES                    0.95%   0.50%
----------------------------------------------------------------------

* Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other funds of the Smith Barney Mutual Funds at net asset value subject to a CDSC, remain subject to the original fund's CDSC while held in the Portfolio.

  Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Finan-cial Consultant.

  Smith Barney receives an annual 12b-1 fee of 0.35% of the value of average daily net assets of Class A shares, consisting of a 0.10% distribution fee and a service fee of up to 0.25%. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirect-ly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  SHORT-TERM U.S. TREASURY SECURITIES FUND      1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on
  a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the
  end of each time period:
   Class A....................................   $10     $30     $53     $117
   Class Y....................................     5      16      28       63
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Fund's annual report dated December 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

SHORT-TERM U.S. TREASURY
SECURITIES FUND
CLASS A SHARES               1997     1996      1995     1994       1993      1992   1991(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR          $4.05    $4.19     $3.91    $4.16      $4.12     $4.09    $4.01
----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
 OPERATIONS:
Net investment income        0.22     0.23      0.22     0.18       0.18      0.19     0.03
Net realized and
 unrealized gain (loss)      0.04    (0.14)     0.28    (0.25)      0.06      0.04     0.09
----------------------------------------------------------------------------------------------
Total Income (Loss)
 from Operations             0.26     0.09      0.50    (0.07)      0.24      0.23     0.12
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income       (0.22)   (0.23)    (0.22)   (0.18)     (0.18)    (0.19)   (0.03)
Net realized gains             --       --        --       --      (0.02)    (0.01)   (0.01)
----------------------------------------------------------------------------------------------
Total Distributions         (0.22)   (0.23)    (0.22)   (0.18)     (0.20)    (0.20)   (0.04)
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF YEAR                $4.09    $4.05     $4.19    $3.91      $4.16     $4.12    $4.09
----------------------------------------------------------------------------------------------
TOTAL RETURN                 6.73%    2.17%    13.16%   (2.15)%     6.01%     5.92%    2.85%++
----------------------------------------------------------------------------------------------
NET ASSETS,
 END OF YEAR (000S)       $71,361  $83,324  $107,099  $88,707   $205,758  $130,280  $93,946
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
 Expenses                    0.95%    0.98%     0.98%    0.91%      0.88%     0.91%    0.80%+
 Net investment income       5.53     5.62      5.29     4.54       4.40      4.76     4.89+
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       145%     130%       29%      25%        41%       45%       5%
----------------------------------------------------------------------------------------------

(a)For the period from November 11, 1991 (commencement of operations) to December 31, 1991.
 +Annualized.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

SHORT-TERM U.S. TREASURY SECURITIES FUND
CLASS Y SHARES                               1997   1996(1)
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $4.05     $4.19
--------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                       0.24      0.22
 Net realized gain (loss)                    0.04     (0.14)
--------------------------------------------------------------
 Total Income From Operations                0.28      0.08
--------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                      (0.24)    (0.22)
--------------------------------------------------------------
 Total Distributions                        (0.24)    (0.22)
--------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR               $4.09     $4.05
--------------------------------------------------------------
 TOTAL RETURN                                7.20%     2.08%++
--------------------------------------------------------------
 NET ASSETS, END OF YEAR (000S)           $29,786   $32,114
--------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                    0.50%     0.58%+
 Net investment income                       6.00      5.99+
--------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       145%      130%
--------------------------------------------------------------

(1) For the period February 7, 1996 (inception date) through December 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The investment objective of the Portfolio is current income, preservation of capital and liquidity. There can be no assurance that the investment objective of the Portfolio will be achieved.

  The Portfolio will seek to achieve its objective by investing its assets in U.S. Treasury debt securities guaranteed by the direct "full faith and credit" pledge of the United States Government. U.S. Treasury securities (including Treasury bills, notes and bonds) are direct obligations of the U.S. Treasury. The payment of principal and interest on such securities is unconditionally guaranteed by the U.S. Government and, therefore, they are deemed to be of the highest possible credit quality.

  Though U.S. Treasury securities have historically not involved risk of loss of principal if held to maturity, they are subject to variations in market value due to fluctuations in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Portfolio's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's shares. Conversely, during periods of rising interest rates, the value of the Portfolio's shares will generally decline. In an effort to minimize fluctua-tions in market value of its portfolio securities, the dollar-weighted average maturity of the Portfolio's securities shall normally not be less than two nor more than five years. The maximum remaining maturity of the securities in which the Portfolio shall normally invest will be no greater than ten years.

  The Portfolio may enter into repurchase agreements secured by U.S. Treasury securities in order to earn income on available cash. A repurchase agreement arises when the Portfolio acquires a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally the next busi-ness day. The resale price is greater than the purchase price and reflects an agreed-upon return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Portfolio to invest temporar-ily available cash at no market risk. The Portfolio requires continual mainte-nance of the market value of the collateral in amounts at least equal to the resale price. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited, or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.

  The Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio will sell securities and agree to repur-chase them at a particular price at a future date. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Portfolio may decline below the price of the securities the Portfolio has sold but it obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repur-chase agreements may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings and will be considered in the Portfolio's overall borrowing limitation.

  The Portfolio may invest in zero-coupon Treasury securities, which may be subject to greater volatility than other types of Treasury securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

  The Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advis-able or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will the Portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of the Portfolio will fluctuate with the market value of its securities.

  The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Pur-chasing such securities involves the risk of loss if the value of the securi-ties declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Portfolio's custodian will maintain, in a segregated account on behalf of the Portfolio, cash, U.S. Government securities or other liquid securities having a value equal to or greater than the Portfolio's purchase commitments; the custo-dian will likewise segregate securities sold on a delayed basis.

  The Portfolio may borrow money from banks for temporary or emergency purpos-es.

  The Portfolio may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "con-tracts markets" which, through their clearing corporations, guarantee perfor-mance of the contracts. Currently, there are futures contracts based on secu-rities such as long-term Treasury bonds, Treasury notes, and three-month Trea-sury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued hold-ing of securities other than the underlying securities. For example, if the Manager expects interest rates to decline, the Portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securi-ties it intends to purchase.

  The Portfolio may not purchase futures contracts if, immediately thereafter, more than 30% of the Portfolio's total assets would be so invested. In pur-chasing and selling futures contracts, the Portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures for bona fide hedging purposes without limitations on the amount of assets committed to margin.

  The Portfolio will not engage in transactions involving futures contracts for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the Portfolio and where the transactions are appropriate to reduction of the Portfolio's risks. The Portfolio's futures transactions will be entered into for traditional hedging purposes-- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures con-tracts will be purchased to protect the Portfolio against an increase in the price of securities it is committed to purchase.

  There is no assurance that the Portfolio will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the debt securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and the Portfolio does not invest in securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the Port-folio's securities but the market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures posi-tions.

  The Portfolio's investment objective may be changed only by the "vote of a majority of the outstanding voting securities" as defined in the 1940 Act. Except as specifically noted, the Portfolio's investment policies are not fun-damental and, as such, may be modified by the directors of the Fund provided such modification is not prohibited by fundamental investment restrictions (which are set forth in the Statement of Additional Information) or applicable law, and any such change will first be disclosed in the then current prospec-tus.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

VALUATION OF SHARES

  The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

  Securities owned by the Portfolio are valued at the mean between the bid and asked quotations for those securities or if no quotations are available, then for secu-rities of similar type, yield and maturity. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the Board has determined that amortized cost approximates fair value. Other invest-ments of the Portfolio, if any, are valued at a fair value determined by the Board of Directors in good faith.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Portfolio declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio securities and is less premium amortized and expenses accrued. Income dividends are paid monthly. Distributions of net realized capital gains, if any, are paid annually.

  If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value.

  Income dividends and capital gain distributions that are reinvested are cred-ited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying a Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account. If a shareholder redeems in full an account between payment dates, all dividends accrued to the date of liquidation will be paid with the proceeds from the redemption of shares.

  The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the serv-ice and distribution fees applicable to Class A shares. Distributions of capi-tal gains, if any, will be in the same amount for Class A and Class Y shares.

 TAXES

  The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including dis-tributing at least 90% of its investment company taxable income.

  Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the Portfolio, are taxable to shareholders of the Portfolio as ordinary income. The Portfolio's dividends will not qualify for the dividends received deduction for corporations. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held his or her shares. Information as to the tax status of dividends paid or deemed paid in each cal-endar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

  A shareholder's gain or loss on the disposition of Portfolio shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at dis-position. Losses realized by a shareholder on the disposition of Portfolio shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for share-holders who do not provide the Fund with a correct taxpayer identification num-ber (social security or employer identification number). Withholding from tax-able dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

  State Taxes. The Fund believes that dividends paid by the Portfolio are exempt from state income taxation.

  Prior to investing in shares of the Portfolio, investors should consult with their tax advisors concerning the Federal, state and local tax consequences of such an investment.

PURCHASE OF SHARES


 GENERAL

  The Portfolio offers two Classes of shares. Class A shares are sold to investors without an initial sales charge or CDSC but are subject to annual service and distribution fees. (In addition, Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other funds of the Smith Barney Mutual Funds at net asset value subject to a CDSC, remain subject to the original fund's CDSC while held in the Portfolio.) Class Y shares are sold without an initial sales charge or CDSC or service or distribution fees, and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

  Purchases of Portfolio shares must be made through a brokerage account main-tained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors in Class A shares may open an account by making an initial invest-ment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the min-imum initial investment requirement for Class A shares and the subsequent investment requirement for both Classes in the Portfolio is $25. For sharehold-ers purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A Shares and the subsequent investment requirement for both Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Invest-ment Plan on a quarterly basis, the minimum initial investment requirement for Class A shares and the subsequent requirement for all classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. Share certificates are issued only upon a shareholder's written request to First Data. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offer-ing of shares from time to time. Shares purchased will be held in the share-holder's account by the Fund's transfer agent, First Data.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when the Fund, Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank).

When orders for the purchase of Portfolio shares are paid for in Federal funds, or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE are effective as of the next time the net asset value is determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the pur-chase order becomes effective. All other shares purchased begin to accrue divi-dends on the next business day following the day the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder to provide systematic additions to the share-holder's Portfolio account. A shareholder who has insufficient funds to com-plete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the share-holder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 LETTER OF INTENT

  Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a 13-month period. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of up to 0.25% and a distribution fee of 0.10%) and expenses applicable to the Portfolio's Class A shares. Please contact a Smith Barney Financial Consultant or First Data for further information.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions which are outlined below, are offered to all plans partic-ipating ("Participating Plans") in these programs.

  The Portfolio offers to Participating Plans Class A shares as an investment choice under the Smith Barney 401(k) and ExecChoice(TM) Programs, provided the Participating Plan makes an initial investment of $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds. Class A shares acquired through the Participating Plans are subject to the same service and/or dis-tribution fees as the Class A shares acquired by other investors; however, they are not subject to any initial sales charge or contingent deferred sales charge ("CDSC").

  Participating Plans wishing to acquire shares of the Portfolio through the Smith Barney 401(k) Program or Smith Barney ExecChoice(TM) Program must pur-chase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state or residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge differential may apply.

 FUND NAME

 Growth Funds

    Concert Peachtree Growth Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund

    Smith Barney Natural Resources Fund, Inc.

    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

 Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund

    Smith Barney Funds, Inc. -- Large Cap Value Fund

    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

 Taxable Fixed-Income Funds
    Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

 Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    Smith Barney Intermediate Maturity California Municipals Fund
    Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
    Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio


    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

 Global-International Funds

    Smith Barney Hansberger Global Small Cap Value Fund

    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

 Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

    Smith Barney Concert Allocation Series Inc. -- Global Portfolio Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

 Money Market Funds
    Smith Barney Money Funds, Inc. -- Cash Portfolio
    Smith Barney Money Funds, Inc. -- Government Portfolio
    *Smith Barney Money Funds, Inc. -- Retirement Portfolio
    Smith Barney Municipal Money Market Fund, Inc.
    Smith Barney Muni Funds -- California Money Market Portfolio
    Smith Barney Muni Funds -- New York Money Market Portfolio
--------------------------------------------------------------------------------
* Available only for exchange with Class A shares of the Portfolio.

  Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate "sales charge differential" upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge. The "sales charge differential" is limited to a percentage rate no greater than the excess of the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange over the sales charge rate(s) actually paid on the mutual fund shares relinquished in the exchange and on any predecessor of those shares. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares in which the dividends or distributions were paid; however, except in the case of the Smith Barney 401(k) Program and ExecChoice (TM) Program, if no sales charge was imposed upon the initial purchase of shares, any shares obtained through automatic reinvestment will be subject to a sales charge dif-ferential upon exchange. Class A shares held in the Portfolio prior to November 7, 1994 that are subsequently exchanged for shares of other funds of the Smith Barney Mutual Funds will not be subject to a sales charge differential.

  Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its share-holders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other share-holders. In this event, the

Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined, plus any applicable sales charge differential. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all support-ing documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will normally be remitted on the business day following receipt of proper tender but, in any event, payment will be made within three business days thereafter, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without spe-cific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

  Smith Barney Funds, Inc./Short-Term U.S. Treasury Securities Fund Class A or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a written redemption request in excess of $10,000 or share certificate stock power must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting doc-uments for redemptions made by corporations, executors, administrators, trust-ees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the share-holder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a sig-nature guarantee, that will be provided by First Data upon request. (Alterna-tively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her ini-tial investment in the Portfolio.)

  Redemptions. Redemption requests of up $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedure, the bank receiving the proceeds must be a mem-ber of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time follow-ing at least (7) days prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE

  Class A shares of the Portfolio acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the lesser of the cost of the shares being redeemed or their account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain dis-tributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares acquired through an exchange have been held will be calculated from the date that the Class A shares were initially acquired in one of the other Smith Barney Mutual Funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain dis-tribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A shares, if any, will be waived on (a) exchanges (see "Ex-change Privilege" above); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for with-drawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the share-holder;

(d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Port-folio with any investment company by merger, acquisition of assets or other-wise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Portfolio if the aggregate net asset value of the shares held in the Portfolio account is less than $500. (If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely upon market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

  From time to time the Portfolio may include its total return, average annual total return and yield in advertisements. In addition, in other types of sales liter- ature the Portfolio may include its current dividend return. These fig-ures are computed separately for Class A and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return informa-tion may also be accompanied with nonstandard total return information for dif-fering periods computed in the same manner but without annualizing the total return. The yield of the Portfolio refers to the net investment income earned by investments in the Portfolio over a thirty-day period.

This net investment income is then annualized, i.e., the amount of income earned by the investment during that thirty-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula pre-scribed by the SEC to facilitate comparison with yields quoted by other invest-ment companies. The Portfolio calculates current dividend return for each Class by annualizing the most recent distribution and dividing by the net asset value on the last day of the period for which current dividend return is presented. The Portfolio's current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfo-lio and operating expenses. These factors and possible differences in the meth-ods used in calculating current dividend return should be considered when com-paring the Portfolio's current return to yields published for other investment companies and other investment vehicles. The Portfolio may also include compar-ative performance information in advertising or marketing its shares. Such per-formance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND


  BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Directors. The Board of Directors approves all signif-icant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Manager. The Statement of Additional Infor-mation contains background information regarding each Director and executive officer of the Fund.

  MANAGER

  Mutual Management Corp. manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio under which the Manager offers the Portfolio advice and assistance with respect to the acquisition, holding or disposal of securities and recom-mendations with respect to other aspects and affairs of the Portfolio and furnishes the Portfolio with bookkeeping, accounting and administrative servic-es, office space and equipment, and the services of the officers and employees of the Fund. By written agreement the research and other departments of Smith Barney and staff furnish the Manager with information, advice and assistance and are available for consultation on the Fund's Portfolios, thus Smith Barney may also be considered an investment adviser to the Fund. Smith Barney's serv-ices are paid for by the Manager on the basis of direct and indirect costs to Smith Barney for performing such servic-es; there is no charge to the Fund for such services.

  For the Portfolio's last fiscal year, the effective rate of the management fee was 0.45% of the Portfolio's average net assets and the Portfolio's total operating expenses were 0.95% and 0.50% of average daily net assets for Class A shares and Class Y shares, respectively.

  The Manager was incorporated on March 12, 1968 under the laws of Delaware. As of March 31, 1998 the Manager had aggregate assets under management of approxi-mately $100.5 billion. The Manager, Smith Barney and Holdings are each located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Fund has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund stop using the term in any form or combination of its name.

  PORTFOLIO MANAGEMENT

  James Conroy, a Managing Director of Smith Barney, is Portfolio Manager of the Portfolio and is responsible for managing the day-to-day investment opera-tions of the Portfolio, including the making of investment decisions since Jan-uary 1996. Mr. Conroy is also Portfolio Manager of the Fund's U.S. Government Securities Portfolio. Mr. Conroy has also served as Vice President and Invest-ment Officer of Smith Barney Managed Governments Fund Inc. since February 1990 and as a Vice President and Investment Officer of Smith Barney Government Secu-rities Fund since its inception in March 1984.

  Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Manager does not believe that its compliance with applicable law following the merger of Travel-ers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a serv-ice fee with respect to Class A shares of the Portfolio at an annual rate of up to 0.25% of the average daily net asset value of that Class. Smith Barney is also paid a distribution fee with respect to Class A shares at the annual rate of 0.10% of the average daily net asset value attributable to that Class. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

  Amounts expended by Smith Barney but not reimbursed by the Portfolio in any year will not be a continuing liability of the Portfolio in subsequent years. Because the Portfolio reimburses Smith Barney only for actual expenditures, Smith Barney realizes no profit from the Plan.

ADDITIONAL INFORMATION

  The Fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional classes of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets and earnings of the portfolio in which he or she holds shares. Class A and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to that particular Class. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by Portfolio except as otherwise required by the 1940 Act or Maryland law. As described under "Voting" in the Statement of Additional Information, the Fund ordinarily will not hold meetings of shareholders annually; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of directors as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

  PNC Bank, National Association, located at 17th and Chestnuts Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Portfolio's investments.

  First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or First Data.

                                                                    SMITH BARNEY
                                                                    ------------

                                                 A Member of TravelersGroup LOGO





                                                                    SMITH BARNEY
                                                                     FUNDS, INC.
                                                                      SHORT-TERM
                                                                   U.S. TREASURY

                                                            SECURITIES FUND


                                                            388 Greenwich Street
                                                        New York, New York 10013




                                                               FD 2319 4/98
Part B

April 28, 1998

SMITH BARNEY FUNDS, INC.
388 Greenwich Street
New York, New York  10013

STATEMENT OF ADDITIONAL INFORMATION

 Smith Barney Funds, Inc. (the "Fund") currently consists of three
Portfolios: the Large Cap Value Fund, the U.S. Government Securities Fund and the Short-Term U.S. Treasury Securities Fund (collectively referred to as "Portfolios" and each individually as a "Portfolio"). The Large Cap Value Fund had been named the "Equity Income Portfolio" prior to February 20, 1998; prior to December 11, 1995, it had been named the "Income and Growth Portfolio."

This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about Smith Barney Funds, Inc. as well as matters already discussed in the Prospectus of the applicable Portfolio and therefore should be read in conjunction with such Portfolio's Prospectus which may be obtained from the Fund or a Smith Barney Financial Consultant.


TABLE OF CONTENTS

Directors and Officers		2
Investment Policies		3
Investment Restrictions		5
Additional Tax Information		7
IRA and Other Prototype Retirement Plans		9
Performance Information		9
Valuation of Shares		11
Purchase and Redemption of Shares		12
Investment Management Agreement
  and Other Services		12
Custodian		15
Independent Auditors		15
Voting		15
Financial Statements		19
Appendix - Ratings of Debt Obligations		20

 DIRECTORS AND OFFICERS

DONALD R. FOLEY, Director
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Director of ten investment companies associated with Smith Barney Inc. ("Smith Barney"). Formerly Vice President of Edwin Bird Wilson, Incorporated
(advertising); 76.

PAUL HARDIN, Director
Professor of Law at University of North Carolina at Chapel Hill, 103 S. Building, Chapel Hill, North Carolina 27599; Director of twelve investment companies associated with Smith Barney; and a Director of The Summit Bancorporation; Formerly, Chancellor of the University of North Carolina at Chapel Hill, University of North Carolina; 66.

*HEATH B. McLENDON, Chairman of the Board, President and Chief Executive
Officer
Managing Director of Smith Barney ; Director of forty-two investment companies associated with Smith Barney; Chairman and President of the Manager; Chairman of the Board of Smith Barney Strategy Advisors Inc. and President of Travelers Investment Adviser, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers and Vice Chairman of the Board of Asset Management; 64.

RODERICK C. RASMUSSEN, Director
Investment Counselor, 9 Cadence Court, Morristown, New Jersey 07960. Director of ten investment companies associated with Smith Barney. Formerly Vice President of Dresdner and Company Inc. (investment counselors); 71.

*BRUCE D. SARGENT, Director and Vice President
Managing Director of Smith Barney and Vice President and Director of the Manager and of Smith Barney Small Cap Blend Fund, Inc. and Smith Barney World Funds, Inc.; 54.

JOHN P. TOOLAN, Director
Retired, 13 Chadwell Place, Morristown, New Jersey 07960. Director of ten investment companies associated with Smith Barney. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 67.

LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney, Senior Vice President and Treasurer of forty-two investment companies associated with Smith Barney, and Director and Senior Vice President of the Manager and TIA; 40.

JAMES E. CONROY, Vice President
Managing Director of Smith Barney and Vice President of four investment companies associated with Smith Barney; prior to July 1993, Managing Director of Shearson Lehman Advisors; 46.

THOMAS M. REYNOLDS, Controller
Director of Smith Barney and Controller and Assistant Secretary of thirty-seven investment companies associated with Smith Barney; 38.

CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney, Secretary of forty-two investment companies associated with Smith Barney; Secretary and General Counsel of the Manager and TIA; 47.

_________________________
* Designates a Director of the Fund who is an "interested person" of the Fund as defined in the Investment Company Act of 1940. The business address of each such Director and of each officer listed above, is 388 Greenwich Street, New York, New York 10013.

On April 3, 1998, directors and officers owned in the aggregate less than 1% of the outstanding shares of each Portfolio.

The business address of each officer indicated above is 388 Greenwich Street, New York, New York 10013.

The following table shows the compensation paid by the Fund to each
Director during the Fund's last fiscal year.         None of the
officers of the Fund received any compensation from the Fund for such
period. Officers and interested      directors of the Fund are
compensated by Smith Barney.

COMPENSATION TABLE

						Pension or			Number of
						Retirement	Total		Funds for
				Aggregate	Benefits Accrued	Compensation
	Which Person
				Compensation 	as part of 	from Fund	Serves
Within
Name of Person		 	from Fund   	Fund Expenses
	Complex	Fund Complex
Joseph H. Fleiss+@	$3,362	 0 	$54,900	        10
Donald R. Foley+		  3,462	 0	 55,400		10
Paul Hardin	 		  3,462	 0     73,000		12
Francis P. Martin+	  3,162      0	53,000	        10
Heath B. McLendon*	     0       0	0 		        42
Roderick C. Rasmussen	   3,462      0	55,400	        10
Bruce D. Sargent*		     0	0         0	          3
John P. Toolan+		  3,462	 0	55,400	        10

*  Designates a Director who is an "interested person".

+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their compensation from the Fund: Joseph H. Fleiss - $631, Donald R. Foley - $631, Francis
P. Martin- $3,162 and John P. Toolan - $3,462, and the following amounts of their compensation from the Fund Complex: Joseph H. Fleiss: $21,000, Donald R. Foley: $21,000, Francis P. Martin: $53,000 and John P. Toolan:
$55,400.

@ Effective January 1, 1998, Mr. Fleiss became a Director Emeritus. Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's Directors, together with reasonable out-of-pocket expenses for each meeting attended. For the last Fiscal year, the total paid to emeritus directors by the Fund was $1,431.

INVESTMENT POLICIES

The Articles of Incorporation of the Fund permit the Board of Directors to establish additional Portfolios of the Fund from time to time. The investment objectives, policies and restrictions applicable to additional Portfolios would be established by the Board of Directors at the time such Portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

Each Portfolio effects portfolio transactions with a view towards attaining the investment objectives of the Portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a Portfolio will bear directly, and may result in the realization of net capital gains which are taxable when distributed to shareholders. See " Financial Highlights" in the Prospectus and "Investment Management Agreement and Other Services - Brokerage" in this Statement of Additional Information.

Each Portfolio, other than the Short-Term U.S. Treasury Securities Fund, may invest in investment grade bonds, i.e. U.S. Government Obligations or bonds rated, at the time of purchase, in the four highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Corporation ("S&P").


	Repurchase and Reverse Repurchase Agreements. Each Portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Portfolio holds the security and which is not related to the coupon rate on the purchased security. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the Portfolio may be delayed or limited or the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the Manager under guidelines approved by the Board of Directors. It is the policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a Portfolio amount to more than 15% of that Portfolio's total assets.

Reverse repurchase agreements involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash.
Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating Portfolio's assets. The Fund's custodian bank will maintain a separate amount for the Portfolio with securities having a value equal to or greater than such commitments.

	Securities Lending. Each Portfolio may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. A Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a Portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing Portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom the Manager deems to be of good standing and will not be made unless, in the judgment of the Manager, the interest to be earned from such loans would justify the risk.

	Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the Fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

	Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months). A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the Fund that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

	INVESTMENT RESTRICTIONS

Each of the Portfolios is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the Portfolio, as defined under the Investment Company Act of 1940, as amended (the "Act") and Rule 18f-2 thereunder (see "Voting"). The Portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the Fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All Portfolios. Without the approval of a majority of its outstanding voting securities, no Portfolio may:

1.	invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the 	rules, regulations
and orders thereunder.
2. issue "senior securities" as defined in the Act and the rules, regulations and orders thereunder, except as permitted under the Act and the rules, regulations and
orders thereunder.
3.	invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business 	activities in the
same industry. For purposes of this limitation, securities of the U.S.
government 	(including its agencies and instrumentalities) and
securities of state or municipal governments and their 	political
subdivisions are not considered to be issued by members of any industry.
4.	borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the
	Portfolio will be limited so that no more than 33 -1/3% of
the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.
5.	make loans. This restriction does not apply to: (a) the purchase
of debt obligations in which the Portfolio 	may invest consistent
with its investment objectives and policies; (b) repurchase agreements;
and (c) loans 	of its portfolio securities, to the fullest extent
permitted under the Act.
6.	engage in the business of underwriting securities issued by other
persons, except to the extent that the 	Portfolio may technically be
deemed to be an underwriter under the Securities Act of 1933, as
amended, in 	disposing of portfolio securities.
7.	for the Large Cap Value Fund and the U.S. Government Securities
Fund: purchase or sell real 	estate, real estate mortgages, commodities
or commodity contracts, but this restriction shall not prevent 	the
Portfolio from (a) investing in securities of issuers engaged in the
real estate business or the business 	of investing in real estate
(including interests in limited partnerships owning or otherwise
engaging in the 	real estate business or the business of investing in
real estate) and securities which are secured by real 	estate or
interests therein; (b) holding or selling real estate received in
connection with securities it holds 	or held; (c) trading in
futures contracts and options on futures contracts (including options on
currencies 	to the extent consistent with the Funds' investment
objective and policies); or (d) investing in real estate 	investment
trust securities.
	for the Short-Term U.S. Treasury Securities Fund only: purchase or
sell real estate, real estate 	mortgages,  real estate investment
trust securities, commodities or commodity contracts, but this
	restriction shall not prevent the Fund from (a) investing in
securities of issuers engaged in the real estate 	business or the
business of investing in real estate (including interests in limited
partnerships owning or 	otherwise engaging in the real estate business
or the business of investing in real estate) and securities 	which
are secured by real estate or interests therein; (b) holding or selling
real estate  received in 	connection with securities it holds or
held; or (c) trading in  futures contracts and options on futures
	contracts (including options on currencies to the extent
consistent with the Funds' investment objective 	and policies).

Nonfundamental Policies.  As a nonfundamental policy, no Portfolio may:

1.	purchase any securities on margin (except for such short-term
credits as are necessary for the clearance of 	purchases and sales of
portfolio securities) or sell any securities short (except "against the
box"). For 	purposes of this restriction, the deposit or payment by the
Portfolio of underlying securities and other 	assets in escrow and
collateral agreements with respect to initial or maintenance margin in
connection 	with futures contracts and related options and options on
securities, indexes or similar items is not 	considered to be the
purchase of a security on margin;
2.	invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition;
3.	purchase or otherwise acquire any security if, as a result, more
than 15% of its net assets would be 	invested in securities that
are illiquid.

Additional Nonfundamental Policies - Large Cap Value Fund. As a nonfundamental policy, the Large
Cap Value Fund may not:

1.	invest more than 5% of its total assets in issuers with less than
three years of continuous operation 	(including that of
predecessors) or so-called "unseasoned" equity securities that are not
either admitted for 	trading on a national stock exchange or
regularly quoted in the over-the-counter market;
2.	invest in any company for the purpose of exercising control of management;
3.	have more than 15% of its net assets at any time invested in or
subject to puts, calls or combinations 	thereof and may not purchase
or sell options that are not listed on a national securities exchange;
or
4.	invest in interests in oil or gas or other mineral exploration or development programs.

All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

 	ADDITIONAL TAX INFORMATION

The following summary addresses the principal United States income tax considerations regarding the purchase, ownership and disposition of shares in a Portfolio of the Fund.


General

Each Portfolio is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Portfolio separately, rather than to the Fund as a whole. For tax purposes, therefore, net long-term and short-term capital gains, net income and operating expenses will be determined separately for each Portfolio.

Each Portfolio intends to qualify and elect to be treated for each taxable year as a "regulated investment company" under Sections 851-855 of the Code. To so qualify, each Portfolio must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, of certain other income (including but not limited to gains from options, futures and forward contracts) derived from its business of investing stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). The diversification requirements described above may limit a Portfolio's ability to engage in hedging transactions by writing or buying options or by entering into futures or forward contracts.

At December 31, 1997 the unused capital loss carryovers of the Fund were approximately as follows: Short-Term U.S. Treasury Securities Fund:
$6,900,000. For Federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:


								 December 31,
								(in thousands)
							     2001	 2002 	2003	2004
Short-Term U.S. Treasury Securities Fund
      			    ---	4,805	1,124	$971

Distributions

	If the net asset value of shares of a Portfolio is reduced below a shareholder's cost as a result of a distribution by the Portfolio, such distribution will be taxable even though it represents a return of invested capital. All dividends are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution generally would be taxable to the investor.

Redemption of Shares

	Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis for his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares (for individuals, the maximum tax rate for long-term capital gains is 28%, or 20% if the shares have been held for more than 18 months).

However, any loss realized by a shareholder upon the redemption or exchange of Portfolio shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Portfolio shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in Portfolio shares.

Options and Futures

Certain options, futures contracts and forward contracts in which the Portfolios may invest are "section 1256 contracts." Gains or losses on 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Portfolio at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss as ordinary income or loss, as the case may be.
These contracts also may be marked-to-market for purposes of the 4% excise tax under rules prescribed in the Code.

Some of the hedging transactions undertaken by the Portfolios may will result in "straddles" for Federal income tax purposes. Straddles are defined to include "offsetting positions" in actively traded personal property. It is not entirely clear under what circumstances one investment will be treated as offsetting another investment. In general, positions are offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The straddle rules may affect the character of gains (or losses) realized on straddle positions. In addition, losses realized by a Portfolio on straddle positions may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which losses are realized. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to the shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles.
If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.

General

The foregoing discussion relates only to Federal income tax law as applicable to United States citizens. Distributions by the Funds also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. The Portfolios' dividends, to the extent they consist of interest from obligations of the United States government and certain of its agencies and instrumentalities, may be exempt from state and local income taxes in some jurisdictions. The Company intends to advise shareholders of the proportion of that Fund's dividends which are derived from such interest. Shareholders should consult their tax advisors with respect to particular questions of Federal, state, local and foreign taxation.



IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

 	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1998.


Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE INFORMATION

	From time to time the Fund may advertise a Portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the Fund may also advertise a Portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the Portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period less the maximum sales load charged upon reinvestment and less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The Fund may also quote a Portfolio's total return for present shareholders that eliminates the sales charge on the initial investment.

	Each Portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, and for the life of the Portfolio (except for the Large Cap Value Fund and U.S. Government Securities Fund which displays performance data for ten years), ended December 31, 1997 is as follows:

 			One Year	Five Years	Life		Inception Date

Large Cap Value 	21.45%		15.87%		14.22%*	5/18/67

U.S. Government	4.77		  5.88		  8.56*		10/9/84

Short-Term U.S.	6.73		  5.20		  5.67		11/11/91


* Representative of ten years, not life of the Large Cap Value Fund and the U.S. Government Securities Fund.

Each Portfolio's average annual total return with respect to its Class B Shares (where applicable)for the one-year period and the life of such Portfolio's Class B shares through December 31, 1997 is as follows:

Portfolio 		One Year	Life		Inception Date

Large Cap Value		21.83%		22.29%		11/7/94

U.S. Government		  4.62		  9.12		11/7/94

Each Portfolio's average annual total return with respect to its Class C Shares for the one-year period, five-year period and for the life of such Portfolio's Class C shares through December 31, 1997 is as follows:



Portfolio			One Year	Five Years	Life		Inception
Date

Large Cap Value 		25.85%	16.18%	16.02%		12/2/92

U.S. Government		  8.18	  6.28	  6.40		12/2/92

Each Portfolio's average annual total return with respect to its Class Y Shares for the one-year period and for the life of such Portfolio's Class Y shares through December 31, 1997 is as follows:

Portfolio			One Year	Life		Inception Date

Large Cap Value		 28.21%		21.48%		2/07/96

U.S. Government		10.00		  6.91		1/12/93

Short-Term U.S.		   7.20		   4.87		2/07/96

Each Portfolio's average annual total return with respect to its Class Z Shares (where applicable) for the one-year period and for the life of such Portfolio's Class Z shares through December 31, 1997 is as follows:

Portfolio			One Year	Life		Inception Date

Large Cap Value 		28.27%		24.18%	11/07/94

U.S. Government		  9.98		10.50		11/07/94



	Note that effective October 10, 1994 Class C shares were reclassified as additional Class A shares with respect to the Large Cap Value Fund and that effective November 7, 1994 Class C shares were redesignated Class Y shares with respect to the U.S. Government Securities Fund. In addition, that effective November 7, 1994 then existing Class B shares of each Portfolio were designated as Class C shares. Each Portfolio (except the Short-Term U.S. Treasury Securities
Fund) began to offer new Class B shares on November 7, 1994.

	Each Portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the Portfolio; income on short-term obligations is based on current payment rate.

	The Fund calculates current dividend return for the U.S. Government Securities Fund by analyzing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Large Cap Value Fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Short-Term U.S. Treasury Securities Fund by analyzing the most recent monthly distribution, including net equalization credits and debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the Fund may include a Portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

	A Portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the Portfolio's current dividend return to yields published for other investment companies in other investment vehicles. Current dividends return should also be considered relative to changes in the value of the Portfolio's shares and to the risks associated with the Portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return. Returns of the Short-Term U.S. Treasury Securities Fund may from time to time be compared with returns of money market funds measured by Donoghue's Money Fund Report, a widely-distributed publication on money market funds.

	Performance information may be useful in evaluating a Portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each Portfolio changes in response to fluctuations in market conditions, interest rates and Portfolio expenses, no performance quotation should be considered a representation as to the Portfolio's performance for any future period.

	VALUATION OF SHARES

	The net asset value of each Portfolio's Classes of shares will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's
Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



PURCHASE AND REDEMPTION OF SHARES

	The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the Fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

For the fiscal years ended December 31, 1995, 1996 and 1997, the investment management fees paid by each Portfolio were as follows:

Portfolio			1995		1996		1997

U.S. Government		$1,869,768	$1,770,235	$ 1,571,535
Large Cap Value		  4,093,396	  4,622,817   5,536,984
Short-Term U.S.		   403,161	     479,559    538,831

	Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule: 0.60% of the first $500 million of average daily net assets; 0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S. Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the Portfolio, and 0.40% of the aggregate average daily net assets of the Portfolio in excess of $200 million. The management fee for the Short-Term U.S. Treasury Securities Fund is calculated at the annual rate of 0.45% of such Portfolio's average daily net assets.

	The Management Agreement for each of the Portfolios further provides that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of the Portfolio are borne by the Portfolio or the Fund. Expenses payable by the Portfolio or the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the Fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings. filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each Portfolio; general corporate expenses are allocated among the various Portfolios on the basis of relative net assets.

Plan of Distribution

	Pursuant to a Plan of Distribution adopted by the Fund on behalf of each Portfolio under Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), Smith Barney incurs the expenses of distributing each Portfolio's Class A, Class B, Class C and Class Y shares. See
"Distributor" in each Portfolio's applicable Prospectus.

	For the year ended December 31, 1997, the table below represents the fees which have been accrued and/or paid to Smith Barney under the Plans of Distribution pursuant to Rule 12b-1 for the Portfolios. The distribution expenses for 1997 included compensation of Financial Consultants and printing costs of prospectuses and marketing materials.

Portfolio			Class A		Class B		Class C
	Class Y		Total

Large Cap Value		$1,785,010	$212,156	$375,116	N/A
	$2,372.282
U.S. Government		     720,768 	    88,018	  106,129	N/A
	     914,915
Short-Term U.S. Treas.	     272,848	    N/A		       N/A
	N/A		     272,848

	For the fiscal years 1995, 1996 and 1997, aggregate sales commissions of approximately $364,000, $689,000 and $608,000, respectively, were paid to Smith Barney by the purchasers of Fund shares. As set forth in the Propectus, contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B shares and Class C shares. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares, for the Large Cap Value Fund the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum CDSC is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A CDSC of 1.00% is imposed on redemptions of Class A shares which when combined with Class A shares offered with a sales charge currently held by an investor equal or exceed $500,000 in the aggregate and Class C shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the Fund shares.


Portfolio Transactions
Large Cap Value Fund - Brokerage

	The Manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Smith Barney. Smith Barney has acted as the Fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such Portfolio. The Portfolio will not deal with Smith Barney in any transaction in which Smith Barney acts as principal.

	The Fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and price and prompt reliable execution. In the opinion of the Manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the Manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the Manager or Smith Barney in connection with services rendered to other advisory clients and not all such services may be used in connection with the Portfolio.

	Shown below are the total brokerage fees paid by the Large Cap Value Fund during 1995, 1996 and 1997. Also shown is the portion paid to Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 1997, the total amount of commissionable transactions was $750,403,262; $230,114,604 (31%) of which was directed to Smith Barney and executed by unaffiliated brokers and $520,288,658 (69%) of which was directed to other brokers.

									To Others For
				For Execution Only		Execution,
									Research and
									Statistical
		Total		To Smith Barney	    	To Others
	Services

1995........	$896,018 $312,572* 34.9%   $496,622	 55.4% $86,824	9.7%
1996.......  956,742	  441,702*	46.2	493,445 51.6   21,595	2.2
1997		  892,140	  279,132*	31.3	572,298  64.1 40,710	4.6
_________________
*Directed to Smith Barney and executed by unaffiliated brokers.

	The Board of Directors of the Fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Act which requires that the commissions paid to Smith Barney must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the Manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

All Portfolios - Other Portfolio Transactions

	The Fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the Manager determines that the best execution will be obtained. (Newly issued U.S. Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury Securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

	Transactions in fixed-income securities are allocated to various broker-dealers by the Investment Manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the Investment Manager to supplement its own research and analysis with the views and information of other securities firms. The Fund may utilize Smith Barney Inc. ("Smith Barney") as a commodities broker in connection with entering into options and futures contracts.

	Research services furnished by broker-dealers through which the Fund effects securities transactions may be used by the Manager in managing other investment funds and, conversely, research services furnished to the Manager by broker-dealers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, the Manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

	Investment decisions for each Portfolio are made independently from those of other Portfolios, and other investment companies managed by the Manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each client of the Investment Manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


CUSTODIAN

	Portfolio securities and cash owned by the Fund are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (foreign securities, if any, will be held in the custody of the Barclays Bank, PLC)

	In the event of the liquidation or dissolution of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Portfolios, of any general assets not belonging to any particular
Portfolio that are available for distribution.

INDEPENDENT AUDITORS

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditors for its fiscal year ending December 31, 1998 to examine and report on the Fund's financial statements and highlights.

 VOTING

	As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question or removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

	As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund (or the affected Portfolio or class) are represented at the meeting in person or by proxy. A Portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio or class in the matter are identical or that the matter does not affect any interest of the Portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the Portfolio affected by the matter; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Fund shares voting without regard to Portfolio.


As of April 3, 1998, the following table contains a list of shareholders who of record or beneficially own at least 5% of the outstanding shares of a particular class of shares of a Portfolio of the
Fund:

Large Cap Value Fund

Class Y

Smith Barney Concert Allocation Series, Inc.
Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 3,918,422.686 # (54.64%) shares

Smith Barney Concert Allocation Series, Inc.
High Growth Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 1,566,837.698 (21.85%) shares


Smith Barney Concert Allocation Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 1,136,415.762 (15.85%) shares

U.S. Government Securities Fund

Class Y

Baxter P. Freeze & Anne Freeze TRS
U/A/D 4/24/92
Baxter P. Freeze Charitable Trust
1515 Wickliff Avenue
High Point, NC  27262-4551
owned 77,532.849 (28.13%) shares

Virginia P. Swindal Tr.
UAD 4-9-92
Virginia P. Swindal Rev Trust
5111 South Nichols Street
Tampa, FL  33611-4132
owned 60,757.000  (22.05%) shares

Avron Wahl
Smith Barney Inc. Sep Custodian
5 Evergreen Drive
Ocean, NJ 07712
owned 34,728.657 (12.60%) shares

Luby Enterprises Inc.
c/o Joe Luby
1900 E. Girard Place
Englewood, CO 80110
owned 30,511.892 (11.07%) shares

Frederick L. Swindal Tr.
UAD 4-9-92
Frederick L. Swindal Trust
5111 South Nichols Street
Tampa, FL  33611-4132
owned 28,591.000  (10.37%) shares

E. J. Browder
And Mrs. Peggy J. Browder JTWROS
2208 Kristin Lane
Bartlesville, OK 74006-6313
Owned 23,580.247 # (8.56%)shares

Short-Term U.S. Treasury Securities Fund

Class Y shares

Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 4,734,806.272 (56.42%) shares

Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 1,467,214.159 (17.48%) shares


Smith Barney Concert Series, Inc.
Conservative Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 1,254,412.306 (14.95%) shares

Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA
Attn: Beverly Timson
200 Stevens Drive
Suite 440
Lester, PA 19113
owned 647,064.207 (7.71%) shares





FINANCIAL STATEMENTS

	The following financial information is hereby incorporated by reference to the indicated pages of the Fund's 1997 Annual Reports to
Shareholders, copies of which are furnished with this Statement of
Additional Information.
									Page(s) in
									Annual Report:

							Large Cap Value	U.S.Gov't

Average Annual Total Return					5
6
Line Graph Showing Growth of $10,000 Investment			6-7
7
Schedules of Investments			 			8-10
8
Statements of Assets and Liabilities
	dated December 31, 1997					11
9
Statements of Operations
	for the year ended December 31, 1997			12
10

Statements of Changes in Net Assets
	for the years ended December 31, 1997 and 1996		13
11
Notes to Financial Statements				 	14-17		   12-
16
Financial Highlights			 			18-22		   17-
19
Independent Auditors' Report			 		23
20

								Page(s) in
								Annual Report:

							                Short-Term

Average Annual Total Return		 				4
Line Graph Showing Growth of $10,000 Investment				5
Schedule of Investments		 					6
Statement of Assets and Liabilities
	dated December 31, 1997						7
Statement of Operations
	for the year ended December 31, 1997				8

Statement of Changes in Net Assets
	for the years ended December 31, 1997 and 1996			9
Notes to Financial Statements			 			10-13
Financial Highlights		 					14
Independent Auditors' Report		 				15





APPENDIX - RATINGS FOR DEBT OBLIGATIONS

BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc.

	Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

	A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate by elements may be present that suggest a susceptibility to impairment sometime in the future.

	Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
	Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

	C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

	Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

	Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

	AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

	AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	A- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

	BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

	BB, B, CCC, CC, C - Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	Plus (+) or Minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



	Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

	L The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

	 Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

	* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

	NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.



COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

	Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

	Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations.
This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Standard & Poor's Ratings Group

	A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

	A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.




32

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